                           Registration No. 33-45122

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933

                        Post-Effective Amendment No. 8

                                      and
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940

                                Amendment No. 8

                        PANORAMA PLUS SEPARATE ACCOUNT
                        ------------------------------
                          (Exact Name of Registrant)

                          C.M. LIFE INSURANCE COMPANY
                          ---------------------------
                              (Name of Depositor)

                    140 Garden Street, Hartford, CT  06154
                    --------------------------------------
             (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code:  1-800-234-5606

                           Ann F. Lomeli, Secretary
                           ------------------------
                          C.M. Life Insurance Company
                               140 Garden Street
                          Hartford, Connecticut 06154

Approximate date of proposed public offering: Continuous.

It is proposed that this filing will become effective (check appropriate box) / / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of the Rule 485

                       STATEMENT PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1997 was filed on or about March 20, 1998.

                           CROSS REFERENCE TO ITEMS
                             REQUIRED BY FORM N-4

N-4 Item                                         Caption in Prospectus
--------                                         ---------------------

 1 ............................................  Cover Page

 2 ............................................  Definitions

 3 ............................................  Table of Fees and Expenses

 4 ............................................  Condensed Financial
                                                 Information; Performance
                                                 Measures

 5 ............................................  C.M. Life and the Separate
                                                 Account

 6 ............................................  Contract Charges;
                                                 Distribution

 7 ............................................  Miscellaneous Provisions;
                                                 An Explanation of the
                                                 Contracts; Reservation of
                                                 Rights; Contract Owner's
                                                 Voting Rights

 8 ............................................  The Annuity (Pay-Out)
                                                 Period

 9 ............................................  The Death Benefit

 10 ...........................................  The Accumulation (Pay-In)
                                                 Period; Distribution

 11 ...........................................  Right to Return Contract;
                                                 Redemption Privilege

 12 ...........................................  Federal Tax Status

 13 ...........................................  None

 14 ...........................................  Additional Information

                                                 Caption in Statement of
                                                 Additional Information
                                                 ----------------------

15 ............................................  Cover Page

16 ............................................  Table of Contents

17 ............................................  General Information

18 ............................................  Service Arrangements and
                                                 Distribution

19 ............................................  Performance Measures

20 ............................................  Contract Value Calculations

21 ............................................  Reports of Independent
                                                 Accountants and Financial
                                                 Statements

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                       THE PANORAMA PLUS VARIABLE ANNUITY
                                    Issued by
                           C.M. LIFE INSURANCE COMPANY
                      140 Garden Street, Hartford, CT 06154

This Prospectus describes the Panorama Plus variable annuity (the "Contract"), a group and individual flexible premium deferred annuity offered by C.M. Life Insurance Company ("C.M. Life"). The Contract is designed to aid in long-term financial planning, and provides for the accumulation of capital by individuals on a tax-deferred basis for retirement or other long-term purposes. The Contract may be purchased with a minimum initial Purchase Payment of $500. The Contract Owner generally may make additional Purchase Payments of at least $50 each at any time before the Annuity Income Date. Additional limitations on Purchase Payments apply.

The Contract Owner may allocate Purchase Payments to one or more Sub-Accounts of the Panorama Plus Separate Account (the "Separate Account"), in which Contract Balances accumulate on a variable basis, or to the General Account, in which Contract Balances accumulate on a fixed basis, subject to an Interest Rate Factor Adjustment, or to a combination of these Investment Accounts. The Separate Account currently has six (6) different Sub-Accounts (the "Sub-Accounts"). Assets of each Sub-Account are invested in a corresponding investment portfolio ("Portfolio") of an underlying mutual fund ("Fund") available for use with variable annuity and variable life insurance products. Currently, the Portfolios available under the Contract are: the Oppenheimer Money Fund ("Money Portfolio") and the Oppenheimer Bond Fund ("Bond Portfolio") of the Oppenheimer Variable Account Funds ("OVAF") and the Government Securities Portfolio, the Total Return Portfolio, the Growth Portfolio, and the International Equity Portfolio of the Panorama Series Fund, Inc. ("Panorama Fund"). Each Portfolio is described in a separate prospectus for each Fund that accompanies this Prospectus.

The Contract Balance allocated to the Separate Account will vary in accordance with the investment performance of the Portfolio selected by the Contract Owner. Therefore, the Contract Owner bears the entire investment risk for all amounts allocated to the Separate Account. The Contract Owner may also bear investment risk with respect to Surrenders (and the election of payments of Annuity Income) from the General Account. Thus, investment in the Contract is subject to risk that may cause the value of the Contract Owner's investment to fluctuate, and when the contract is surrendered, the value may be higher or lower than the aggregate purchase payments.

This Prospectus sets forth your rights under the Contract, and information regarding the Separate Account and the General Account that investors should know before investing. Please read it carefully and retain for future reference. A Statement of Additional Information, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC"), and is available without charge, upon written request, or by calling the Annuity Service Center. The Statement of Additional Information, as supplemented from time to time, is incorporated herein by reference.

The Securities and Exchange Commission (SEC) maintains a Web site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that is filed with the SEC electronically.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE PROSPECTUS FOR THE PANORAMA SERIES FUND, INC. AND OPPENHEIMER VARIABLE ACCOUNT FUNDS, WHICH ARE ATTACHED HERETO.

THE CONTRACTS DESCRIBED IN THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       ---------------------------------

                          Annuity Service Center, H562
                                  P.O. Box 9067

                           Springfield, MA 01102-9067

                                 1-800-272-2216

The date of this Prospectus is May 1, 1998.

Table Of Contents


                                                                            Page
DEFINITIONS...............................................................     4
SUMMARY...................................................................     6
TABLE OF FEES AND EXPENSES................................................     9
CONDENSED FINANCIAL INFORMATION...........................................    10
C.M. LIFE INSURANCE COMPANY...............................................    11
THE PANORAMA PLUS VARIABLE ANNUITY CONTRACT...............................    11
     Contract Application and Issuance of Contracts.......................    11
         Electronic Data Transmission of Application Information..........    11
     Purchase Payments....................................................    12
         Initial Purchase Payment.........................................    12
         Additional Purchase Payments.....................................    12
         Allocation of Purchase Payments..................................    12
         Payment Not Honored by Bank......................................    12
     Contract Balance.....................................................    12
         The Separate Account Balance.....................................    12
         The General Account Balance......................................    13
         Minimum Contract Balance.........................................    13
PANORAMA PLUS INVESTMENT ACCOUNTS.........................................    13
     The Separate Account.................................................    13
     The General Account..................................................    14
     Transfers............................................................    15
     Dollar Cost Averaging................................................    15
DISTRIBUTIONS UNDER THE CONTRACT..........................................    16
     Surrenders...........................................................    16
     Systematic Withdrawals...............................................    17
     Annuity Income Payments..............................................    18
         Annuity Income Date..............................................    18
         Election of Annuity Option.......................................    18
         Premium Tax......................................................    18
     Annuity Options......................................................    18
     Terminal Illness Benefit.............................................    19
     Death Benefit........................................................    20
         Death of Contract Owner..........................................    20
         Death of Contract Owner/Annuitant................................    20
         Death of Annuitant...............................................    21
         Death Benefit Options............................................    21
         Death of Annuitant On or After Annuity Income Date...............    21
         Beneficiary......................................................    21
     IRS Required Distribution............................................    21
     Restrictions Under the Texas Optional Retirement Program.............    22
     Restrictions Under Section 403(b) Plans..............................    22
CHARGES AND DEDUCTIONS....................................................    22
     Surrender Charge.....................................................    22
     Interest Rate Factor Adjustment......................................    23
     Mortality and Expense Risk Charge....................................    23
     Administrative Charges...............................................    23
         Contract Maintenance Fee.........................................    24
         Administrative Expense Charge....................................    24
     Premium Taxes........................................................    24
     Federal, State and Local Taxes.......................................    24
     Other Expenses Including Investment Advisory Fees....................    24
DISTRIBUTOR OF THE CONTRACTS..............................................    24
GENERAL PROVISIONS........................................................    24
     Assignment of the Contract...........................................    24
     Contract Changes by C.M. Life........................................    25

     Contract Termination...................................................  25
     Incontestability.......................................................  25
     Misstatement of Age or Sex.............................................  25
     Nonparticipating.......................................................  25
     Non-Business Days......................................................  25
     Regulatory Requirements................................................  25
     Right to Examine Contract..............................................  25
TAX STATUS..................................................................  25
     General................................................................  25
     Diversification........................................................  26
     Multiple Contracts.....................................................  26
     Tax Treatment of Assignments...........................................  27
     Income Tax Withholding.................................................  27
     Tax Treatment of Withdrawals - Non-Qualified Contracts.................  27
     Penalty Tax............................................................  27
     Qualified Plans........................................................  27
         Qualified Pension and Profit Sharing Plans.........................  27
         Individual Retirement Annuities and Individual Retirement Accounts.  28
         Roth IRAs..........................................................  28
         Tax-Sheltered Annuities............................................  28
         Section 457 Deferred Compensation ("Section 457") Plans............  28
         Tax Treatment of Withdrawals - Qualified Contracts.................  28
         Restrictions under Qualified Contracts.............................  29
     General................................................................  29
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........................  29
     Addition, Deletion or Substitution of Investments......................  29
PERFORMANCE MEASURES........................................................  30
     Standard Average Annual Total Return...................................  30
     Additional Performance Measures........................................  30
VOTING RIGHTS...............................................................  31
LEGAL PROCEEDINGS...........................................................  31
AVAILABLE INFORMATION.......................................................  31
APPENDIX I - SURRENDER CHARGE CALCULATION...................................  32
APPENDIX II - INTEREST RATE FACTOR ADJUSTMENT CALCULATION...................  33
APPENDIX III - EXAMPLES.....................................................  36
APPENDIX IV - INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE......................  37
ADDITIONAL INFORMATION......................................................  40

Definitions

Accumulation Period: The period from the Contract Issue Date through the day preceding the Annuity Income Date.

Accumulation Unit: A unit of measure used to determine the value of the Separate Account Balance during the Accumulation Period.

Annuitant: The person upon whose life the Annuity Income payments are to be made. On or after the Annuity Income Date, the Annuitant shall also include any Joint Annuitant selected in accordance with Annuity Income Options.

Annuity Income: The payments that will begin on the Annuity Income Date. The amount of Annuity Income payments will be based on the Contract Balance and the age(s) and sex(es) of the Annuitant (and Joint Annuitant, if Annuity Option C or D is elected), as well as on the Annuity Option selected.

Annuity Income Date: The date on which the Annuity Income payments begin. The earliest Annuity Income Date that may be elected is the fifth anniversary of the Contract Issue Date. The latest Annuity Income Date that may be elected is the Annuitant's 90th birthday, unless a shorter period is required by applicable state law.

Annuity Options: Options available for payment of Annuity Income.

Annuity Period: The period which begins on the Annuity Income Date and ends with the last Annuity Income payment.

Annuity Service Center: Notices, Written Requests, and Purchase Payments under the Contract must be sent to the Annuity Service Center, H562, P.O. Box 9067, Springfield, MA 01102-9067, 1-800-272-2216.

Annuity Unit: A unit of measure used to determine the amount of each Variable Annuity Income payment.

Application: The document signed by the Contract Owner that evidences the Contract Owner's application for the Contract.

Beneficiary: The person(s) designated to receive the Death Benefit provided under the Contract.

Code:  The Internal Revenue Code of 1986, as amended.

Contingent Annuitant: The person designated to receive all of the benefits otherwise due the Annuitant if the Annuitant dies before the Annuity Income Date, provided such person is less than 85 years of age on the Annuitant's date of death.

Contract: The Panorama Plus individual flexible premium deferred annuity contract, or the individual certificate issued under a Panorama Plus group flexible premium deferred annuity contract, that is described in this Prospectus.

Contract Balance(s): The sum of the General Account Balance and the Separate Account Balance.

Contract Issue Date: The date on which the Contract becomes effective.

Contract Owner: The person or entity entitled to the ownership rights stated in the Contract.

Contract Year: The first Contract Year is the annual period which begins on the Contract Issue Date. Subsequent Contract Years begin on each anniversary of the Contract Issue Date.

Five-Year Period: Any of the successive five-year periods which begin on the date of the initial Purchase Payment to the General Account.

Fixed Annuity:  An annuity with payments that do not vary as to dollar amount.

Funds: The Separate Account invests in shares of various investment Portfolios of two mutual funds ("Funds"): the Panorama Series Fund, Inc. ("Panorama Fund") and the Oppenheimer Variable Account Funds ("OVAF"). Both Funds are diversified, open-end management investment companies. The following six (6) Portfolios are available under the Contract: the Oppenheimer Money Fund ("Money Portfolio") and the Oppenheimer Bond Fund ("Bond Portfolio") of OVAF, and the Government Securities Portfolio, the Total Return Portfolio, the Growth Portfolio, and the International Equity Portfolio of the Panorama Fund. Each Portfolio is managed for investment purposes as if it were a separate investment company issuing its own shares.

General Account: The portion of the Contract, if any, which is credited with a specified interest rate, and which is held as part of the general assets of C.M. Life and not as part of the Separate Account.

General Account Balance: The value of the General Account during the Accumulation Period.

Guaranteed Interest Rate: The effective annual interest rate which C.M. Life will credit on the General Account Balance. The Guaranteed Interest Rate will be reset quarterly in the sole discretion of C.M. Life, and will never be less than 3%. Although this minimum interest rate is guaranteed, there is no guaranteed Surrender Value.

Investment Accounts: The General Account and Separate Account available for Purchase Payments under the Contract.

Net Purchase Payment:  A Purchase Payment less any Premium Tax.

Premium Tax: A tax imposed by certain states when a Purchase Payment is made, when Annuity Income begins, or when the Contract is Surrendered.

Purchase Payment:  A deposit made to the Contract.

Revision Date: The date of any revised Contract schedule. A revised Contract schedule bearing the latest Revision Date will supersede all previous Contract schedules.

Separate Account: C.M. Life's Panorama Plus Separate Account, which consists of assets set aside by C.M. Life, the investment performance of which is kept separate from that of the general assets and all other separate account assets of C.M. Life.

Separate Account Balance: The value of the Separate Account during the Accumulation Period.

Sub-Account: Separate Account assets are divided into Sub-Accounts which are listed in the Contract Schedule. Assets of each Sub-Account will be invested in shares of a corresponding Portfolio or Fund. C.M. Life reserves the right to eliminate or add Sub-Accounts and to change investment companies, or to substitute other investments for Fund shares, in accordance with the applicable provisions of the Investment Company Act of 1940, as amended.

Surrender: An election in the form of a Written Request by the Contract Owner made prior to the Annuity Income Date and before a Death Benefit has become payable, to withdraw all or a portion of the Contract Balance in exchange for a cash payment.

Surrender Value: The proceeds payable upon a Surrender of the Contract, equal to the Contract Balance (a) minus any applicable Surrender Charge, (b) minus the Contract Maintenance Fee, (c) minus any applicable Premium Tax, and (d) plus or minus any applicable interest Rate Factor Adjustment. There is no guaranteed or minimum Surrender Value.

Treasury Index Rates: The annual interest rates payable on U.S. Treasury securities with l-year, 2-year, 3-year, and 5-year maturities, published weekly by the Federal Reserve. Index Rates for intermediate periods shall be interpolated from the applicable interest rates.

Valuation Date: Every day on which C.M. Life and the New York Stock Exchange ("NYSE") are open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

Valuation Period: The period of time beginning on the day following any Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Separate Account.

Window Period: The last thirty (30) days of each Five-Year Period. During a Window Period, part or all of the General Account Balance may be transferred to any Sub-Account of the Separate Account or surrendered without incurring a Surrender Charge or an Interest Rate Factor Adjustment. Also, part or all of the Separate Account Balance may be surrendered without incurring a Surrender Charge during the Window Period.

Written Request: A request in writing, in a form satisfactory to C.M. Life, which is received by the Annuity Service Center.

THE PANORAMA PLUS ANNUITY

Summary

The Contract

The Panorama Plus Annuity is an individual and group flexible premium deferred variable annuity which can be purchased on a non-tax-qualified basis ("Non-qualified Contract") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Contract"). The Contract Owner allocates Purchase Payments among two Investment Accounts of C.M. Life: the Panorama Plus Separate Account (the "Separate Account") and the General Account.

Purchase Payments

A Contract may be purchased with a minimum initial Purchase Payment of at least $500. From time to time, this minimum initial Purchase Payment may be changed. The Contract Owner may make additional Purchase Payments of at least $50 each at any time before the Annuity Income Date. Subsequent Purchase Payments allocated to the General Account are limited in amount, based in part on prior Purchase Payment allocations to that Account. (See Purchase Payments).

The Panorama Plus Investment Accounts

On the Contract Issue Date, the initial Net Purchase Payment is allocated among the Investment Accounts (that is, among the General Account and/or the Sub-Accounts of the Separate Account) in accordance with the allocation percentages specified by the Contract Owner in the Application. Allocation changes for subsequent Purchase Payments may be made by sending a Written Request to the Annuity Service Center. Allocation changes will be effective when the Annuity Service Center receives a Written Request in good order.

The Separate Account. The Separate Account, a separate account of C.M. Life, invests in shares of various investment Portfolios of two mutual funds ("Funds"): the Panorama Series Fund, Inc. ("the Panorama Fund") and the Oppenheimer Variable Account Funds ("OVAF"). In addition to the Money Fund and the Bond Fund of OVAF, four (4) Portfolios of the Panorama Fund are currently available under the Contract: the Government Securities Portfolio, the Total Return Portfolio, the Growth Portfolio, and the International Equity Portfolio. Each of the six Sub-Accounts of the Separate Account invests solely in a corresponding Portfolio or Fund. Because the Separate Account Balance will increase or decrease depending on the investment experience of the selected Sub-Accounts, the Contract Owner bears the entire investment risk with respect to Purchase Payments allocated to, and amounts transferred to, the Separate Account. (See The Separate Account).

The General Account. The General Account provides for fixed accumulations and a specified interest rate on Purchase Payments allocated to, and amounts transferred to, the General Account. The interest rate will be reset periodically, currently quarterly, at the sole discretion of C.M. Life. The General Account Balance may be subject to an Interest Rate Factor Adjustment upon Surrender and on the Annuity Income Date. (See Interest Rate Adjustment Factor). The Interest Rate Factor Adjustment does not apply to Contracts issued to Pennsylvania residents. Because of this adjustment and for other reasons, the amount payable upon Surrender, or applied to Annuity Income payments, may be more or less than the General Account Balance at that time, and more or less than the total Purchase Payments allocated to and amounts transferred to the General Account. Thus, the Contract Owner is subject to some investment risk with respect to the General Account Balance. (See The General Account).

Transfers

The Contract Owner may transfer amounts from one Investment Account or Sub-Account to another Investment Account or Sub-Account, with certain limitations, during the Accumulation Period (i.e., prior to the Annuity Income
Date). The Beneficiary may exercise this right if a Death Benefit has become payable. The minimum transfer amount is $100. In addition, the total of all transfers to or from the General Account during any Contract Year is limited to the greater of (a) 30% of the General Account Balance as of the end of the immediately preceding Contract Year, or (b) $25,000. Additional limitations apply to transfers to or from the General Account and the Money Sub-Account. (See Transfers).

During the Annuity Period (i.e., after the Annuity Income Date), a portion of the Separate Account Balance may be transferred from one Sub-Account to any other Sub-Account once during any Contract Year. Transfers to or from the General Account are not permitted during the Annuity Period. (See Transfers).

Dollar Cost Averaging

There are three Dollar Cost Averaging options available to the Contract Owner. First, the Contract Owner may elect to transfer fixed dollar amounts at regular intervals from one Sub-Account to another Sub-Account, and to change the fixed dollar amount and the Sub-Accounts selected. As a second option, the Contract Owner may elect to transfer fixed dollar amounts from the General Account to Sub-Accounts (other than the Money Market Sub-Account). Total transfers from the General Account are limited in the Contract Year of the initial Purchase Payment to the greater of: (i) 30% of the initial Purchase Payment; or (ii) $25,000. In subsequent Contract Years, total transfers from the General Account are limited to the greater of: (i) 30% of the General Account Balance as of the end of the immediately preceding Contract Year; or (ii) $25,000. The timing of the election of this option is restricted. As a third option, the Contract Owner may elect to transfer the credited interest of the General Account at specified intervals to one or more of the Sub-Accounts (other than the Money Market Sub-Account). A General Account Balance of at least $5,000 must be available at the time of each transfer. Only one Dollar Cost Averaging option may be in effect at any one time.

There currently is no charge for Dollar Cost Averaging. However, the Company reserves the right to charge for Dollar Cost Averaging in the future. The Contract Owner may not simultaneously participate in both Dollar Cost Averaging and Systematic Withdrawals. Changes in the Dollar Cost Averaging option may only be made by Written Request from the Contract Owner to terminate the existing Dollar Cost Averaging option, accompanied by a Written Request identifying the new Dollar Cost Averaging option selected. For more details see Dollar Cost Averaging further along in this prospectus.

Surrenders

The Contract Owner may elect to Surrender all or a portion ($100 minimum per partial surrender) of the Contract Balance in exchange for a cash payment from C.M. Life at any time during the Accumulation Period and prior to payment of the Death Benefit. Following any partial Surrender, the Contract Balance must be at least $250. Partial Surrenders may be withdrawn from both the General Account Balance and the Separate Account Balance. Partial and full Surrenders are subject to any applicable Surrender Charge, Interest Rate Factor Adjustment, and Contract Maintenance Fee. There is currently no limit on the frequency or timing of Surrenders. (See Surrenders.) Please note, federal income taxes and a tax penalty may be applicable. (See Tax Status.)

There is no guaranteed or minimum Surrender Value, so regardless of the extent to which Purchase Payments are allocated to the Separate Account or to the General Account, the proceeds of a full Surrender (that is, the Surrender Value) could be less than the total Purchase Payments.

Systematic Withdrawals

Upon Written Request, the Contract Owner may elect Systematic Withdrawals ($100 minimum per withdrawal) to begin on or after the first anniversary of the Contract Issue Date during the Accumulation Period. There is currently no charge for Systematic Withdrawals. However, the Company reserves the right to charge for Systematic Withdrawals in the future. The Contract Owner may not simultaneously participate in both Systematic Withdrawals and Dollar Cost Averaging.

Systematic Withdrawals changes may only be made by Written Request from the Contract Owner to terminate the existing Systematic Withdrawals program accompanied by a Written Request identifying the new Systematic Withdrawals election.

Systematic Withdrawals may result in tax liabilities. (See Tax Status.)

Terminal Illness Benefit

In the event that a Contract Owner becomes terminally ill during the Accumulation Period and prior to age 75, the Contract Owner may elect, unless prohibited by law, by submission of a Written Request, a Terminal Illness Benefit equal to the greater of (a) the Purchase Payments less any prior withdrawals and charges; or (b) the Contract Balance.
(See Terminal Illness Benefit.)

Death Benefit

In the event that the Contract Owner or Annuitant dies prior to the Annuity Income Date, a Death Benefit is payable upon receipt of satisfactory proof of death of the Contract Owner or the Annuitant, an election of the Death Benefit Option and return of the Contract. The Death Benefit will at least equal the Contract Balance at the time of payment. No Surrender Charge, Interest Rate Factor Adjustment, or Contract Maintenance Fee is imposed upon amounts received as a Death Benefit. (If the Annuitant dies before the Contract Owner and there is a Contingent Annuitant who is less than 85 years of age on the Annuitant's date of death, and such Contract Owner is a natural person, no Death Benefit is payable, and the Contract continues in force, with the Contingent Annuitant becoming the Annuitant.) (See Death Benefit.)

Charges and Deductions

Surrender Charge. To help defray sales expenses, a 5% Surrender Charge will be deducted from the Contract Balance in the event of any partial or full Surrender during the first five (5) Contract Years. However, beginning in the second Contract Year, a Free Surrender Amount, equal to 10% of the Contract Balance as of the end of the immediately preceding Contract Year, will be exempt from any Surrender Charge (and any Interest Rate Factor Adjustment see below). In addition, no Surrender Charge or Interest Rate Factor Adjustment is imposed on partial or full Surrenders during the Window Period, which is the last thirty
(30) days of each Five-Year Period. C.M. LIFE GUARANTEES THAT THE AGGREGATE SURRENDER CHARGE WILL NEVER EXCEED 8.5% OF THE TOTAL PURCHASE PAYMENTS MADE UNDER THE CONTRACT. (See Surrender Charge.)

Interest Rate Factor Adjustment. An Interest Rate Factor Adjustment may be applied in the event of any partial or full Surrender of the General Account Balance during the Accumulation Period, and on the Annuity Income Date (if the General Account Balance is applied to a Variable Annuity Option). The Interest Rate Factor Adjustment does not apply to amounts invested in the Separate Account or to Contracts issued to Pennsylvania residents.

The Interest Rate Factor Adjustment may be positive or negative. It is based on interest rates payable on U.S. Treasury securities. In general, if rates on U.S. Treasury securities are higher when you Surrender than when you made the applicable Purchase Payments (or up to .30% lower), a negative Interest Rate Factor Adjustment may be applied, and on a full Surrender of your General Account Balance, you could receive an amount lower than the amount of Purchase Payments made (even for Purchase Payments allocated to the General Account). However, if rates on U.S. Treasury securities are more than .30% lower when you Surrender than when you made the applicable Purchase Payments, a positive Interest Rate Factor Adjustment may be applied, and on a full Surrender of your General Account Balance, you could receive an amount higher than the amount of Purchase Payments made, plus interest. (For par-tial Surrenders of the General Account Balance, the Interest Rate Factor Adjustment will be added to or subtracted from the remaining General Account Balance.) No Interest Rate Factor Adjustment will be applied during the Window Period; in addition, no Interest Rate Factor Adjustment will be applied to the General Account Free Surrender Amount. (See Interest Rate Factor Adjustment.)

Separate Account Charges. C.M. Life deducts a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks assumed by C.M. Life under the Contracts. The effective annual rate of this charge currently is 1.07%. It may increase but it will not exceed an effective annual rate of 1.25% of the average daily value of the Separate Account's net assets. (See Mortality and Expense Risk Charge.)

C.M. Life also deducts a daily Administrative Expense Charge from the net assets of each of the Sub-Accounts of the Separate Account to partially cover expenses incurred by C.M. Life in connection with the administration of the Separate Account and the Contract. This charge is currently at an effective annual rate of 0.07% and it may increase, but the annual charges for mortality and expense risks and administrative expenses are guaranteed not to exceed an effective annual rate of 1.50% of the daily value of the Separate Account's net assets. (See Administrative Expense Charge.)

Contract Charges. There is also an annual Contract Maintenance Fee imposed each year for Contract maintenance and related administrative expenses. This charge is currently $30 per Contract. It will be calculated as a pro rata portion of the balance of each Sub-Account and the General Account, and deducted from the Contract Balance on the last day of each Contract Year during the Accumulation Period, and upon Full Surrender of the Contract. For Contracts issued to Pennsylvania residents, the Fee will be calculated as a pro rata portion of the balance of each Sub-Account. The Contract Maintenance Fee may increase but it will not exceed $60 per Contract Year. (See Contract Maintenance Fee.)

Taxes. C.M. Life may incur Premium Taxes relating to the Contracts. Depending upon applicable state law, C.M. Life will deduct any Premium Taxes related to a particular Contract from Purchase Payments, from the Contract Balance upon Surrender, or on the Annuity Income Date. (See Premium Taxes.) No charges are currently made against the Sub-Accounts for federal, state, or local taxes other than Premium Taxes. However, C.M. Life may deduct charges for such taxes in the future. (See Federal, State and Local Taxes.)

Charges Against the Funds. The value of the net assets of the Sub-Accounts of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Portfolios of the Funds.

Right to Return the Contract

No Surrender Charge will be applied if the Contract Owner returns the Contract to the Annuity Service Center for cancellation during the first fifteen (15) calendar days following the Contract Issue Date (or a longer period, if required by law). The Contract must be accompanied by a written request signed by the Contract Owner that indicates the Contract Owner wishes to return the Contract. Upon return of the Contract during this period, C.M. Life will refund the Separate Account Balance and any Purchase Payments made to the General Account. If required by state law, C.M. Life will refund all Purchase Payments received upon cancellation of the Contract.

Federal Income Tax Consequences of Investment in the Contract

With respect to Contract Owners who are natural persons, there should be no federal income tax on increases in the Contract Balance (if any) until a distribution under the Contract occurs (e.g., a Surrender or Annuity Income payment) or is deemed to occur (e.g., a pledge or assignment of a Contract). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract. (See Tax Status.)

Inquiries and Written Notices and Requests

Any questions about procedures or the Contract, or any Written Request required to be directed to C.M. Life, should be sent to Annuity Service Center, H562, P.O. Box 9067 Springfield, MA 01102-9067. Telephone requests and inquiries may be made by calling 1-800-272-2216. All inquiries and Written Requests should include the Contract number, the Contract Owner's name and the Annuitant's name.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in the Contract itself or in riders or endorsements.

Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each Fund, and in the Contract, all of which should be referred to for more detailed information. This Prospectus generally describes only the Contract, the Separate Account and the General Account. A separate prospectus attached hereto describes each Fund.

                           Table of Fees and Expenses

Contract Owner Transaction Expenses/1/
Sales Load On Purchase Payments................    None
Maximum Surrender
  (as a % of Contract Balance Surrendered).....    5% for Contract Years 1-5 and 0% thereafter.

Annual Contract Maintenance Fee................    $30 Per Contract
Transfer Fees..................................    Currently No Fee
Separate Account Annual Expenses
  (as a percentage of Account value)
Mortality and Expense Risk Charge..............    1.07%
Administrative Expense Charge..................    0.07%

Total Separate Account Annual Expenses.........    1.14%



                                                       Money      Government                  Total                 International
                                                       Market     Securities      Income      Return       Growth       Equity
                                                       ------     ----------      ------      ------       ------       ------
Portfolio Annual Expenses/2/
  (as a percentage of average net assets)
Management Fees................................         0.44%        0.53%        0.73%        0.54%        0.53%        1.00%
Other Expenses.................................         0.04%        0.12%        0.05%        0.01%        0.01%        0.12%
Total Portfolio Annual Expenses................         0.48%        0.65%        0.78%        0.55%        0.54%        1.12%


/1/ In addition to the Contract Owner transaction expenses reflected in the table, an Interest Rate Factor Adjustment is applied to the amount of General Account Balance under the Contract subject to full or partial Surrender during the Accumulation Period, and on the Annuity Income Date (if the General Account Balance is applied to a Variable Annuity Option), unless the amount surrendered is a Free Surrender Amount, or the Surrender is made during a Window Period (the Adjustment does not apply to Contracts issued to Pennsylvania residents). The Interest Rate Factor Adjustment may increase or decrease the General Account Balance Surrender proceeds.

/2/ The Portfolio expenses are actual expenses for each Portfolio for the fiscal year ended December 31, 1997.

Examples

The Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Contract Balance is allocated to the Separate Account).

1. If the Contract is surrendered at the end of the applicable time period:


                                         1 Year   3 Years    5 Years    10 Years
                                         ------   -------    -------    --------
Money Market Sub-Account...............   $69       $104       $ 93       $203
Government Securities Sub-Account......    71        109        102        221
Income Sub-Account.....................    72        113        109        235
Total Return Sub-Account...............    70        106         97        210
Growth Sub-Account.....................    70        105         96        209
International Equity Sub-Account.......    75        123        127        271


2. If the Contract is not surrendered or annuitized:


                                               1 Year    3 Years   5 Years    10 Years
                                               ------    -------   -------    --------
Money Market Sub-Account.....................    $17       $54       $ 93       $203
Government Securities Sub-Account............     19        59        102        221
Income Sub-Account...........................     21        64        109        235
Total Return Sub-Account.....................     18        56         97        110
Growth Sub-Account...........................     18        56         96        209
International Equity Sub-Account.............     24        74        127        271


The above table and examples are intended to assist the Contract Owner in understanding the costs and expenses that will be borne, directly or indirectly, by Purchase Payments allocated to the Separate Account. The table and examples reflect the charges and expenses anticipated for the Separate Account and reflect the actual expenses for each Portfolio for the 1997 fiscal year. For a more complete description of the various charges and expenses described in the table and examples, see Charges and Deductions, and the prospectus for each Fund. In addition to the expenses listed above, Premium Taxes may be applicable.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Panorama Plus Separate Account Of C.M. Life Insurance Company Condensed Financial Information

The audited financial statements for the years ended December 31, 1997 and 1996 are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.

                           ACCUMULATION UNIT VALUES


                                            Dec. 31,       Dec. 31,        Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
       Sub-Account           1992(a)          1992           1993            1994           1995           1996           1997
       -----------           -------          ----           ----            ----           ----           ----           ----
Money Market                $1.000000      $1.012022      $1.027456       $1.054570      $1.100599      $1.147312      $1.194713
Government Securities       $1.000000      $1.061901      $1.158653       $1.095471      $1.281804      $1.293638      $1.391852
Income                      $1.000000      $1.060916      $1.174260       $1.114759      $1.306525      $1.318102      $1.423761
Total Return                $1.000000      $1.058946      $1.217379       $1.186187      $1.460595      $1.586635      $1.863659
Growth                      $1.000000      $1.064372      $1.276534       $1.258146      $1.711382      $2.014864      $2.517282
International Equity        $1.000000      $0.950887      $1.146031       $1.145014      $1.251930      $1.400836      $1.497222

                         ACCUMULATION UNITS OUTSTANDING
Money Market                                 681,553      3,136,932      13,603,045     16,949,501     13,507,122     12,091,336
Government Securities                      8,444,505     11,994,574      13,726,057     12,647,811     12,647,811     11,672,397
Income                                     2,564,029     12,281,025      16,488,930     20,617,764     22,192,539     21,424,948
Total Return                              12,316,597     71,182,538     147,324,713    194,679,349    224,734,224    224,379,585
Growth                                     2,798,378     19,370,204      49,636,052     83,371,008    111,846,534    128,553,850
International Equity                         742,623      5,578,969      22,419,639     31,322,974     40,507,658     44,128,995


(a) Commencement of operations for the Sub-Accounts occurred on May 13, 1992.

C.M. Life Insurance Company

C.M. Life, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life (including variable life), accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1997, MassMutual had estimated unconsolidated statutory assets in excess of $57 billion and estimated total assets under management in excess of $152 billion.

Prior to February 29, 1996, C.M. Life was a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company ("Connecticut Mutual"). On February 29, 1996, Connecticut Mutual merged with and into MassMutual.

The merger did not affect any provisions of, or rights or obligations under, the Contracts issued by C.M. Life. For more information about C.M. Life, see Additional Information About The Separate Account.

The Panorama Plus Variable Annuity Contract

The Contract is an individual and group flexible premium deferred variable annuity contract. In certain states the Contract is only available as a group contract. In these states, a Certificate (also referred to herein as a "Contract"), which summarizes the provisions of the group contract under which the Certificate is issued, is issued to individuals. The rights and benefits under the Contract are summarized below. However, the description of the Contract contained in this Prospectus is qualified in its entirety by the Contract itself, a copy of which is available upon request from C.M. Life. The Contract may be purchased on a non-tax-qualified basis ("Non-qualified Contract"). The Contract may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Contract").

Group contracts may be issued to any employer, entity, or other group acceptable to C.M. Life. An eligible member of a group to which a group contract has been issued may become a participant by completing an Application and forwarding an initial Purchase Payment to C.M. Life. The rights and benefits of a participant under a group contract are summarized in a certificate issued to the participant. Provisions of the group contract are controlling. All rights and benefits may be exercised by the participant without the consent of the group contract owner. Unless otherwise stated, the rights and benefits of an owner of an Individual Panorama Plus Annuity and an owner of a certificate under a group Panorama Plus Annuity are the same. Accordingly, as used herein, the term "Contract" means either an individual annuity or a certificate under a group annuity, depending on the state where it is issued.

There is no guaranteed or minimum Surrender Value under the Contract, so the amount received on Surrender could be less than the amount of Purchase Payments.

Contract Application and Issuance of Contracts

Before it will issue a Contract, C.M. Life must receive a completed Application, related forms and an initial Purchase Payment of at least $500. From time to time, this initial Purchase Payment may be reduced. C.M. Life reserves the right to reject any Application or Purchase Payment.

If the Application and related forms are properly completed and can be accepted in the form received, any initial Net Purchase Payment will be credited to the Contract Balance within two (2) business days after the later of receipt of the Application and related forms or receipt of the initial Purchase Payment at the Annuity Service Center. (The Net Purchase Payment is the total Purchase Payment less any applicable Premium Tax.) If the initial Net Purchase Payment allocated to the Separate Account cannot be credited because the Application or other issuing requirements are incomplete, the applicant will be contacted within five
(5) business days and given an explanation for the delay, and the initial Purchase Payment will be returned at the end of the five day period unless the applicant consents to C.M. Life's retaining the initial Purchase Payment and crediting it as soon as the necessary requirements are fulfilled.

The date on which the initial Net Purchase Payment is credited to the Contract Balance is the Contract Issue Date. The Contract Issue Date is the date used to determine Contract Years and Contract anniversaries.

The Contract Owner may return the Contract for cancellation during the first fifteen (15) calendar days following the Contract Issue Date (or a longer period, if required by law). Upon return of the Contract, C.M. Life will refund the Separate Account Balance (as of the date the returned Contract and cancellation request are received in good order at the Annuity Service Center) and any Purchase Payments allocated to the General Account. For Contracts issued in the States of North Carolina, South Carolina or Washington, C.M. Life will refund all Purchase Payments received upon cancellation of the Contract during this period, net of surrenders.

Electronic Data Transmission of Application Information. C.M. Life will accept, by agreement with certain broker-dealers, electronic data transmissions of Application information, along with wire transmittals of initial Purchase

Payments, from these broker-dealers to the Annuity Service Center for purchase of the Contract. Please contact the Annuity Service Center to receive more information about electronic data transmission of Application information.

Purchase Payments

All Purchase Payment checks or drafts should be made payable to C.M. Life Insurance Company and sent to the Annuity Service Center.

Initial Purchase Payment. The minimum initial Purchase Payment that C.M. Life currently will accept under a Contract is $500. C.M. Life reserves the right to increase or decrease this amount for Contracts issued after some future date. The initial Purchase Payment is the only Purchase Payment required to be paid under a Contract. However, this initial Purchase Payment may be waived in the case of certain salary reduction/employer contribution arrangements or Automatic Investment Plans, in which case the minimum contribution will be $40 per month per participant.

Additional Purchase Payments. Before a Death Benefit has become payable and prior to the Annuity Income Date, the Contract Owner may make additional Purchase Payments at any time, and in any frequency. The minimum additional Purchase Payment is $50. If the Annuitant is age 76 or older as of the Contract Issue Date, cumulative Purchase Payments under the Contract without prior consent of C.M. Life may not exceed $500,000. If the Annuitant is younger than age 76 as of the Contract Issue Date, cumulative Purchase Payments may not exceed $1,000,000 without the prior consent of C.M. Life.

Allocation of Purchase Payments. The Contract Owner must allocate Purchase Payments to one or more of the Sub-Accounts or to the General Account, or some combination thereof. The Contract Owner must specify the initial allocation in the Application. This allocation will be used for additional Purchase Payments unless the Contract Owner requests a change of allocation. If the Contract Owner fails to specify how Purchase Payments are to be allocated, the Purchase Payment(s) cannot be accepted. Additional Purchase Payments allocated to the Separate Account will be credited to the Contract and added to the Contract Balance as of the Valuation Period when they are received. Purchase Payments allocated to the General Account will be credited with interest from the day after deposit.

After the first Contract Year, the Purchase Payments allocated to the General Account during any Contract Year may not exceed the greater of: (i) 125% of the average annual Purchase Payments allocated to the General Account during the last five (5) full Contract Years (or all years, if less than five (5)); or (ii) $25,000. This restriction does not apply during the Window Period.

The Contract Owner may change the allocation instructions for future Purchase Payments by sending a Written Request, signed by such Contract Owner, to the Annuity Service Center. The allocation change will apply to Purchase Payments received with the Written Request and after the Valuation Period in which the Written Request is received.

Payment Not Honored by Bank. Any payment due under the Contract which is derived, all or in part, from any amount paid to C.M. Life by check or draft may be postponed until such time as C.M. Life determines that such check or draft has been honored.

Contract Balance

On the Contract Issue Date, the accepted Contract Balance equals the initial Net Purchase Payment. Thereafter, the Contract Balance equals the sum of the Separate Account Balance and the General Account Balance. The Contract Balance will increase by (1) any additional Purchase Payments accepted by C.M. Life, and
(2) any increases in the Contract Balance due to investment results of the selected Investment Account or Sub-Account. The Contract Balance will decrease by (1) any Surrenders, including applicable charges, (2) any decreases in the Contract Balance due to investment results of the selected Sub-Accounts, and (3) charges imposed by C.M. Life. The Interest Rate Factor Adjustment imposed upon partial Surrenders may also increase or decrease the remaining Contract Balance.

The Contract Balance is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Sub-Account(s), as well as deductions for charges. A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next succeeding Valuation Date. Holidays are generally not Valuation Dates.

The Separate Account Balance. When a Net Purchase Payment is allocated to, or an amount is transferred to, a Sub-Account of the Separate Account, it is credited to the Contract in the form of Accumulation Units. Each Sub-Account of the Separate Account has a distinct Accumulation Unit value. The number of Accumulation Units credited is determined by dividing the Net Purchase Payment, or amount transferred, by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or Surrendered from, a Sub-Account, Accumulation Units are cancelled or redeemed in a similar manner.

For each Sub-Account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Portfolio or Fund. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Portfolio, and the Separate Account Balance will decrease or increase to reflect the investment performance of the corresponding Portfolio. The Separate Account Balance also reflects expenses borne by the Portfolio(s) and the deduction of certain charges. The determination of Sub-Account Accumulation Unit values is described in detail in the Statement of Additional Information.

The General Account Balance. When a Net Purchase Payment is allocated or an amount is transferred to the General Account, it is credited to the General Account Balance. In addition, interest at a specified interest rate is credited to the General Account Balance. When amounts are transferred out of, or Surrendered from, the General Account, the General Account Balance is reduced accordingly. Unlike the Separate Account, there are no Accumulation Units in the General Account. (See The General Account.)

Minimum Contract Balance. A minimum Contract Balance of $250 must be maintained during the Accumulation Period. If the Contract Owner fails to maintain the minimum Contract Balance, then C.M. Life may, upon sixty (60) days notice, terminate the Contract, and return the Contract Balance, minus any applicable fees or charges, to the Contract Owner. If the Contract Owner makes sufficient Purchase Payments to restore the Contract Balance to the minimum Contract Balance within sixty (60) days of the date of notice, the Contract will continue in force.

Panorama Plus Investment Accounts

Purchase Payments paid under a Contract may be allocated to one or more of the six Sub-Accounts of the Separate Account, to the General Account, or to a combination of these Investment Accounts. There is no guaranteed or minimum Surrender Value for any Purchase Payments, or with respect to amounts allocated to any Investment Account.

The Separate Account

Panorama Plus Separate Account. The Panorama Plus Separate Account of C.M. Life Insurance Company (the "Separate Account") was established as a separate account under the laws of the State of Connecticut, on September 25, 1991. The Separate Account will receive and invest the Net Purchase Payments under the Contracts that are allocated to it as well as amounts transferred to it in shares of two mutual funds ("Funds"): the Panorama Series Fund, Inc. (the "Panorama Fund") (formerly known as Connecticut Mutual Financial Services Series Fund I, Inc.) and the Oppenheimer Variable Account Funds ("OVAF").

The Separate Account currently is divided into six (6) SubAccounts. Additional Sub-Accounts may be established in the future at the discretion of C.M. Life. Each Sub-Account invests exclusively in shares of a corresponding Portfolio of the Funds.

Under Connecticut law, the assets of the Separate Account are owned by C.M. Life, but they are held separately from the other assets of C.M. Life, and are not chargeable with liabilities incurred in any other business operation of C.M. Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the Sub-Accounts of the Separate Account, whether or not realized, are credited to or charged against that Sub-Account, without regard to other income, gains or losses of any other Investment Account or Sub-Account of C.M. Life. Therefore, the investment performance of any Sub-Account is entirely independent of the investment performance of C.M. Life's general account assets or any other separate account maintained by C.M. Life. The Contract Owner bears the entire investment risk with respect to the Contract Balance allocated to the Separate Account, and the Separate Account Balance will be more or less than the total of the Net Purchase Payments allocated to, and transfers into, the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act") as a unit investment trust. It meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of C.M. Life.

The Funds. The Separate Account will invest exclusively in shares of the Panorama Fund and OVAF ("Funds"), each of which is a series-type mutual fund registered with the SEC under the "1940 Act" as an open-end, diversified management investment company. In addition to the Money Fund and Bond Fund of OVAF, four (4) Portfolios of the Panorama Fund are currently available under the
Contract: the Government Securities Portfolio, the Total Return Portfolio, the Growth Portfolio, and the International Equity Portfolio. The assets of each investment option are held separately from the assets of the other investment options, and each investment option has its own distinct investment objective and policies. Each investment option operates as a separate investment fund, and the income or losses of one Portfolio have no effect on the investment performance of any other investment option.

The investment objective of each of the available investment options is stated as follows:

Money             Seeks the maximum current income from investments in "money
Fund              market" securities consistent with low capital risk and the maintenance of liquidity. There can be no assurance that the Money Portfolio will maintain a stable net asset value per share of $1, and the Money Portfolio is not insured or guaranteed by the U.S. Government.

Government        To seek a high level of current income with a high degree of
Securities        safety of principal, by investing primarily in securities that
Portfolio         are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities and in obligations that are fully collateralized or otherwise fully backed by U.S. Government
                  Securities.

Bond              Seeks a high level of current income by investing primarily
Fund              in debt securities. As a secondary investment objective, the
                  Bond Fund seeks capital growth when consistent with its primary objective.

Total Return      Seeks to maximize the total investment return (including
Portfolio         capital appreciation and income) by allocating its assets
                  among stocks, corporate bonds, securities issued by the U.S.
                  Government and its instrumentalities, and money market instruments according to changing market conditions.

Growth            Seeks long-term growth of capital by investing primarily in
Portfolio         common stocks with low price-earnings ratios and better than anticipated earnings. Realization of income is a secondary consideration.

International     Seeks to provide long-term growth of capital by investing,
Equity Portfolio  under normal market conditions, at least 90% of its assets in equity securities (such as common stocks) of companies whose primary stock market is outside the U.S.

OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Funds. OFI has operated as an investment adviser since 1959 and, including a subsidiary, manages investment companies with more than $75 billion in assets and over 3.5 million shareholder accounts as of December 31, 1997. OFI is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

Babson-Stewart Ivory International ("Babson-Stewart") provides sub-advisory services to the International Equity Portfolio pursuant to a sub-advisory agreement between Babson-Stewart and OFI. Babson-Stewart is located at One Memorial Drive, Cambridge, MA 02142, and is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual, and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of each Portfolio's investment objective and policies and a description of risks involved in investing in each of the Portfolios and of each Portfolio's fees and expenses is contained in the prospectus for the Funds, a current copy of which is attached to this Prospectus. Information contained in the prospectuses for the Funds should be read carefully before making allocations to a Sub-Account of the Separate Account.

The General Account

The General Account is made up of all of the assets of C.M. Life other than those allocated to separate accounts. Purchase Payments will be allocated to the General Account to the extent elected by the Contract Owner at the time of the initial Purchase Payment or as subsequently elected. Subject to certain limitations, all or part of the Separate Account Balance may be transferred to the General Account as described under "Transfers." Assets supporting amounts allocated to the General Account become part of C.M. Life's general account assets and are available to fund the claims of all classes of customers, policy owners and other creditors of C.M. Life. Interests under the Contract relating to the General Account are registered under the Securities Act of 1933, as amended, ("1933 Act") but the General Account is not registered under the 1940 Act.

Contract Balances in the General Account will not share in the investment performance of the General Account. Instead, C.M. Life will pay a specified rate of interest on such balance. The interest rate credited to General Account Balances will vary at the sole discretion of C.M. Life. The Contract Owner should check with his or her registered representative or the Annuity Service Center for current availability. However, C.M. Life will credit interest at an effective annual rate of not less than 3% per year, compounded annually, to amounts allocated to the General Account under the Contract. C.M. Life is not obligated to credit any interest in excess of 3%. There is no specific formula for the determination of the interest rate. Some of the factors that C.M. Life may consider in determining the interest rate are: general economic trends;

rates of return currently available and anticipated on C.M. Life's investments; expected investment yields; regulatory and tax requirements; and competitive factors. C.M. Life may, with respect to investments and average terms of investments, use dedication (cash flow matching), and/or duration matching, or other methods to minimize C.M. Life's risk in volatile interest rate environments of not achieving the rates it is crediting. C.M. Life resets this rate periodically. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GENERAL ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF C.M. LIFE. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED ON AMOUNTS ALLOCATED TO THE GENERAL ACCOUNT MAY NOT EXCEED 3% PER YEAR. It currently resets the rate quarterly, but in the future the rate may be reset more or less frequently. The Contract Owner also assumes the risk that the Surrender Value of amounts allocated to the General Account will be less than the General Account Balance, and less than the Net Purchase Payments allocated to the General Account.

Amounts held in the General Account are subject to an Interest Rate Factor Adjustment explained later in this prospectus and in the prospectus for this account which is attached.

Transfers

The Contract Owner may transfer Contract Balance amounts to or from the General Account and/or any Sub-Account of the Separate Account, within certain limits, as described below. Although no fee is currently imposed on transfers, C.M. Life reserves the right to charge such a fee in the future, and to otherwise restrict the transfer privilege in any way, or to eliminate it entirely.

During the Accumulation Period, the Contract Owner (or the Beneficiary, if a Death Benefit has become payable) may transfer Contract Balance amounts, subject to the following provisions.

 .   The Contract Owner signs and submits a Written Request for a transfer which is received by the Annuity Service Center.

 .   The minimum transfer amount is $100.

 .   The total amount of all transfers to or from the General
    Account during each Contract Year is limited to the greater of: (i) 30% of the General Account Balance as of the end of the immediately preceding Contract Year; or (ii) $25,000.

 .   Transfers between the General Account and the Money Sub-Account (together, the "Competing Accounts") are only permitted during a Window Period. In addition, for a period of ninety (90) days following a transfer out of one Competing Account, no transfers (i.e., from any Account) may be made into the other Competing Account.

 .   Similarly, for a period of ninety (90) days following a transfer into either
    Competing Account, no transfers (i.e., to any Account) may be made out of the other Competing Account.

During the Annuity Period, the Contract Owner (who may or may not be the Annuitant) may transfer Separate Account Balance amounts, subject to the following provisions.

 .   The Contract Owner signs and submits a Written Request for a transfer which is received by the Annuity Service Center.

 .   Transfers to or from the General Account are not permitted during the
    Annuity Period.

 .   Transfers during the Annuity Period may be made only once during any
    Contract Year.

 .   Transfers between Sub-Accounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information.

Contract Owners may elect to make transfers by telephone. To do so, the Contract Owner must submit a completed Written Request electing the telephone transfer privilege. Telephone requests must be received at the Annuity Service Center no later than 4:00 Eastern Standard Time to assure same day pricing. Telephone requests will not be accepted after that time. C.M. Life will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, C.M. Life may be liable for any losses due to unauthorized or fraudulent instructions. C.M. Life may tape record all telephone instructions. C.M. Life will not be liable for any loss, liability, cost or expense incurred by the Contract Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued by C.M. Life at any time.

Dollar Cost Averaging

To the extent provided below, amounts from Sub-Accounts and the General Account may be transferred at regular intervals. This election is called "Dollar Cost Averaging."

Upon Written Request, a Contract Owner may elect Dollar Cost Averaging ("DCA") to begin at any time during the Accumulation Period, except as otherwise provided in DCA Option 2 - Fixed Dollar Amount Transfers described below. There is currently no charge for DCA. However, the Company reserves the right to charge for DCA in the future. The Contract Owner may not simultaneously participate in both DCA and Systematic Withdrawals. (See Systematic Withdrawals.)

DCA will begin when a properly completed Written Request from the Contract Owner is received by the Company at least five (5) business days prior to the transfer start date selected by the Contract Owner. If the DCA start date is less than five

(5) days after the date the Written Request is received by the Company, the Company may defer the DCA start date for one (1) month. If no start date has been selected, the Company will automatically start DCA within five (5) business days after the Written Request is received.

If DCA is elected, the Contract Owner may direct the transfer of amounts at regular intervals under one of the following options:

    DCA OPTION 1 FROM THE SUB-ACCOUNTS - This option provides for the transfer of fixed dollar amounts at regular intervals from any one Sub-Account to one or more other Sub-Account(s), as elected by the Contract Owner. Transfers must be at least $100 per transferee Sub-Account. Transfers to the General Account are not permitted.

    DCA OPTION 2 - FIXED DOLLAR AMOUNT TRANSFERS - This option provides for the transfer of fixed dollar amounts at regular intervals from the General Account to one or more of the Sub-Accounts (other than the Money Market Sub-Account). Transfers must be for at least $100 per transferee Sub-Account. Total transfers from the General Account are limited in the Contract Year of the initial Purchase Payment to the greater of: (i) 30% of the initial Purchase Payment; or (ii) $25,000. In subsequent Contract Years total transfers from the General Account are limited to the greater of: (i) 30% of the General Account Balance as of the end of the immediately preceding Contract Year; or (ii) $25,000. Election into this option may only be made during the Accumulation Period as follows: at the time of the initial Purchase Payment into the General Account; or, in subsequent years, on the Contract Year anniversary, provided that the Company receives the Written Request for this election at least five (5) business days in advance of such anniversary.

    DCA OPTION 3 - INTEREST-ONLY TRANSFERS - This option provides for the transfer of the credited interest of the General Account at regular intervals to one or more of the Sub-Accounts (other than the Money Market Sub-Account). The transferred amount is comprised of the credited interest for the selected interval (e.g., monthly, quarterly). The $100 minimum transfer amount does not apply to this option. To participate in this option, there is a $5,000 minimum General Account Balance required at the time of each transfer.

    DCA OPTIONS 2 & 3 FROM THE GENERAL ACCOUNT - These options provide for the transfer of amounts at regular intervals from the General Account to one or more of the Sub-Accounts (other than the Money Market Sub-Account). Except during the Window Period, additional transfers from the General Account are not permitted while a DCA option 2 or 3 is in effect. DCA Options 2 and 3 are described below.

Changes in the terms of any option elected (such as amount transferred or Sub-Account designation) may be made by Written Request to terminate the existing DCA, along with a Written Request providing new DCA elections.

DCA will terminate when any of the following occurs:

(1) the number of designated transfers has been completed;

(2) the value of the General Account or Sub-Account is insufficient to complete the next transfer;

(3) a Written Request from the Contract Owner is received at least five (5) business days prior to the next transfer date;

(4) for Option 3, where the General Account balance falls below $5,000;

(5) the Annuity Income Date arrives; or

(6) the Contract is terminated.

Except as otherwise provided, Dollar Cost Averaging is subject to the transfer provisions of the Contract. (See Transfers.) Dollar Cost Averaging is not currently available in all states.

Distributions Under The Contract

Surrenders

The Contract Owner may surrender all or a portion of the Contract Balance in exchange for a cash payment from C.M. Life. The proceeds payable upon a full Surrender are the Contract Balance less any applicable Surrender Charge, Contract Maintenance Fee, any applicable premium taxes, and plus or minus any applicable Interest Rate Factor Adjustment. The net proceeds payable upon full Surrender are the "Surrender Value." There is no minimum or guaranteed Surrender Value. The proceeds payable upon a partial Surrender are the Surrender amount requested; any applicable Surrender Charge is subtracted from, and any applicable Interest Rate Factor Adjustment is added to, or subtracted from, the remaining Contract Balance. There is no Surrender Charge or Interest Rate Factor Adjustment on Surrenders during a Window Period. Any Surrender Charge or Contract Maintenance Fee imposed on Surrender will be allocated among the General Account and the Sub-Accounts in the same manner (pro rata) as the Contract Balance subject to Surrender is allocated among the General Account and the Sub-Accounts. For Contracts issued to Pennsylvania residents, the Contract Maintenance Fee will be allocated pro rata among the Sub-Accounts. Any applicable Interest Rate Factor Adjustment imposed on a Surrender will be imposed only on the amount of General Account Balance subject to Surrender. For partial Surrenders, the Contract Owner must specify the Investment Account or Sub-Account from which surrendered amounts should be taken.

The minimum amount that can be withdrawn from any Sub-Account or the General Account is $100. In addition, following any partial Surrender, the remaining Contract Balance must be at least $250.

The Contract Owner may request the Contract Balance at any time during the life of the Annuitant and Contract Owner and prior to the Annuity Income Date, by sending a Written Request to the Annuity Service Center. Surrenders are permitted any time during the Accumulation Period.
(See Annuity Options.)

C.M. Life will process all partial Surrender and full Surrender requests within seven (7) calendar days (unless a shorter period is required under applicable law) following receipt by the Annuity Service Center of the Contract Owner's Written Request, except in the following situations for the following Accounts.

   General Account - C.M. Life reserves the right to defer payment of any Surrender from the General Account for up to six (6) months.

   Separate Account - C.M. Life reserves the right to defer the payment of any Surrender from the Separate Account as permitted by the 1940 Act. Such delay may occur because: (i) the New York Stock Exchange is closed for trading;
   (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for the protection of Contract Owners.

In addition, a Purchase Payment amount is not available to satisfy a Written Request for Surrender until the check, or other instrument by which such Purchase Payment was made, has been honored.

Beginning in the second Contract Year, the Contract Owner is entitled to an annual Free Surrender Amount, which is exempt from a Surrender Charge and from any Interest Rate Factor Adjustment. The Free Surrender Amount equals 10% of the Contract Balance as of the end of the immediately preceding Contract Year, and is allocated among the General Account and Sub-Accounts in the same proportion as the partial Surrender or full Surrender requested. The Free Surrender amount may be taken in multiple installments in each Contract Year. Any amount subject to Surrender in excess of the Free Surrender Amount is subject to the Surrender Charge and the Interest Rate Factor Adjustment, as applicable. (See Interest Rate Factor Adjustment and Surrender Charge.) Any unused Free Surrender Amount cannot be accumulated and carried from one year to the next. (Surrenders may result in tax liabilities. See Tax Status.)

Since the Contract Owner assumes the entire investment risk with respect to Purchase Payments and transfers allocated to the Separate Account, and certain risks with respect to amounts allocated to the General Account, and because Surrenders are subject to a Surrender Charge, an Interest Rate Factor Adjustment, a Contract Maintenance Fee, and possibly Premium Taxes, the total amount paid upon full Surrender may be more or less than the total Purchase Payments made (taking any prior partial Surrenders into account). Following a Surrender of the total Contract Balance, or at any time the Contract Balance is zero, all rights of the Contract Owner and Annuitant will terminate.

Systematic Withdrawals

Upon Written Request, a Contract Owner may elect Systematic Withdrawals ($100 minimum per withdrawal) to begin on or after the first anniversary of the Contract Issue Date during the Accumulation Period. There is currently no charge for Systematic Withdrawals. However, the Company reserves the right to charge for Systematic Withdrawals in the future. The Contract Owner may not simultaneously participate in both Systematic Withdrawals and Dollar Cost Averaging.

If Systematic Withdrawals are elected, the Contract Owner may withdraw fixed dollar amounts at regular intervals from the Contract Balance.

Systematic Withdrawals will begin when a properly completed Written Request from the Contract Owner is received by the Company, at least five (5) business days prior to the Systematic Withdrawals start date selected by the Contract Owner. If the Systematic Withdrawals start date is less than five (5) days after the date the Written Request is received by the Company, the Company may defer the Systematic Withdrawals start date for one (1) month. If no start date has been selected, the Company will automatically start Systematic Withdrawals within five (5) business days after the Written Request is received.

Changes in Systematic Withdrawals may only be made by Written Request from the Contract Owner to terminate the existing Systematic Withdrawals election along with a Written Request designating a new Systematic Withdrawals election. Systematic Withdrawals will terminate when any of the following occurs:

(1) the number of designated Systematic Withdrawals has been completed;

(2) the value of the General Account or Sub-Account is insufficient to complete the next withdrawal;

(3) Written Request from the Contract Owner is received at least five (5) business days prior to the next withdrawal date;

(4) the Annuity Income Date arrives; or

(5) the Contract is terminated.

Withdrawals in excess of the Free Surrender Amount may be subject to any applicable Surrender Charge and Interest Rate Factor Adjustment. (See Surrenders.)

Further, withdrawals may result in tax liabilities. See Tax Status.

The Systematic Withdrawals plan is not currently available in all states.

Annuity Income Payments

C.M. Life will pay an Annuity Income beginning on the Annuity Income Date, provided no Death Benefit has become payable, and the Contract Owner has selected an available Annuity Option and payment schedule by Written Request. The Annuity Option and frequency of Annuity Income payments may not be changed after Annuity Income payments begin. Unless the Contract Owner specifies otherwise, the payee of the Annuity Income is the applicable Annuitant. After the death of the Annuitant, any remaining payments will be made to the Beneficiary. The dollar amount and frequency of the payments will depend on numerous factors, such as the Contract Balance, the type of Annuity and Annuity Option elected, possibly age and sex, and any applicable Interest Rate Factor Adjustment.

Annuity Income Date. Initially, the Annuity Income Date is selected by the Contract Owner at the time the Application is completed. The Annuity Income Date may be changed from time to time by the Contract Owner by Written Request to C.M. Life, provided that notice of each change is received by C.M. Life at its Annuity Service Center at least thirty (30) days prior to the then-current Annuity Income Date. Except as otherwise permitted by C.M. Life, an Annuity Income Date must be a date which is no earlier than the fifth anniversary of the Contract Issue Date. The latest Annuity Income Date which may be elected is the Annuitant's 90th birthday (unless a shorter period is required under applicable state law).

Election of Annuity Option. The Contract Owner will choose an Annuity Option in the Application. During the lifetime of the Annuitant and Contract Owner and prior to the Annuity Income Date, the Contract Owner may change the election, but a Written Request specifying a change of election must be received by C.M. Life at its Annuity Service Center at least thirty (30) days prior to the Annuity Income Date. If no election is made at least thirty (30) days prior to the Annuity Income Date, Annuity Income will be paid under Option B, life income with 120 monthly payments guaranteed. (See Annuity Options.)

If the Annuitant or Contract Owner dies prior to the Annuity Income Date, the Beneficiary may receive a Death Benefit. (See Death Benefit.)

Premium Tax. C.M. Life may be required by state law to pay a Premium Tax on the amount applied to an Annuity Option (or upon Surrender). If so, C.M. Life will deduct the Premium Tax before applying (or paying) the proceeds.

Annuity Options

The Contract provides six (6) Annuity Options which are described below. Five
(5) of these are offered as either a Fixed Annuity or a Variable Annuity (Option E is only available as a Fixed Annuity). Contract Owners may elect a Fixed Annuity, a Variable Annuity, or a combination of both. If the Contract Owner elects a combination, he must specify what part of the Contract Balance is to be applied to the Fixed and Variable Options. Unless specified otherwise, the General Account Balance will be used to provide a Fixed Annuity, and the Separate Account Balance will be used to provide a Variable Annuity. (If the General Account Balance is used to provide Variable Annuity Income payments, then the Interest Rate Factor Adjustment will be applied at that time.) Variable Annuity income payments will be based on the Sub-Account(s) selected by the Contract Owner, or on the allocation of the Separate Account Balance among the Sub-Accounts.

If the amount of the Annuity Income will depend on the age or sex of the Annuitant, C.M. Life reserves the right to ask for satisfactory proof of the Annuitant's (and Joint Annuitant's) age and sex. C.M. Life may delay Annuity Income payments until satisfactory proof is received.

On the Annuity Income Date, the sum of: (i) the General Account Balance (adjusted by the Interest Rate Factor Adjustment to the extent that the General Account Balance is applied to a Variable Annuity Option); and (ii) the Separate Account Balance; minus (iii) any Premium Tax, will be applied to provide for Annuity Income payments under the selected Annuity Option.

A Fixed Annuity provides for Annuity Income payments which will remain constant pursuant to the terms of the Annuity Option elected. The effect of choosing a Fixed Annuity is that the amount of each payment will be set on the Annuity Income Date and will not change. If a Fixed Annuity is selected, the Separate Account Balance used to provide the Fixed Annuity will be transferred to the general assets of C.M. Life, and the Annuity Income payments will be fixed in amount by the Fixed Annuity provisions selected, and, for some options, the age and sex (if consideration of sex is allowed) of the Annuitant. The Fixed Annuity payment amounts are determined by applying the Annuity Purchase Rate specified in the Contract to the portion of the Contract Balance allocated to the Fixed Annuity Option selected by the Contract Owner.

A Variable Annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of a Separate Account Sub-Account. The Variable Annuity purchase rate tables in the Contract reflect an assumed interest rate of 4%, so if the actual net investment performance of the Sub-Account is less than this rate, then the dollar amount of the actual Annuity Income payments will decrease. If the actual net investment performance of the Sub-Account is higher than this rate, then the dollar amount of the actual Annuity

Income payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual Annuity Income payments will remain constant.

    Annuity Units and Payments. The dollar amount of each Variable Annuity payment depends on the number of "Annuity Units" credited to that Annuity Option and the value of those units. The number of Annuity Units is determined as follows.

1. The number of Annuity Units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Balance to be applied to the Sub-Account and the Annuity Purchase Rate specified in the Contract by the value of one Annuity Unit in that Sub-Account on the Annuity Income Date.

2. The amount of each Annuity Income payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit Values on the payment date. The amount of each payment may vary from prior Annuity Income payments.

    Annuity Unit Value. The value of an Annuity Unit in a Sub-Account on any Valuation Date is determined follows.

1. The Net Investment Factor for the Valuation Period (for the appropriate Annuity Income payment frequency) just ended is multiplied by the value of the Annuity Unit for the Sub-Account on the preceding Valuation Date.

2. The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding Valuation Date. Interest is based on an effective annual rate of 4%. This compensates for the interest assumption built into the Annuity Purchase Rates.

The Contract Owner may choose to receive Annuity Income payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Income Date.

Note Carefully: Under Annuity Options A and C, it would be possible for only one
(1) Annuity Income payment to be made if the Annuitant were to die before the due date of the second annuity payment; only two (2) Annuity Income payments if the Annuitant were to die before the due date of the third annuity payment; and so forth.

The following Annuity Options are available.

    Annuity Option A Life Income Periodic payments will be made as long as the Annuitant lives.

    Annuity Option B Life Income with Period Certain Periodic payments will be made for a guaranteed period, or as long as the Annuitant lives, whichever is longer.

    The guaranteed period, which is selected by the Contract Owner, may be five
    (5), ten (10), or twenty (20) years.

    Annuity Option C Joint and Last Survivor Payments Periodic payments will be made during the joint lifetime of two (2) Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant.

    Annuity Option D Joint and Two-Thirds Survivor Annuity Periodic payments will be made during the joint lifetime of two (2) Annuitants. Payments will continue during the lifetime of the surviving Annuitant, and will be computed on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime.

    Annuity Option E Period Certain (Available as a Fixed Annuity only)- Periodic payments will be made for a specified period. The specified period must be at least five (5) years and cannot be more than thirty (30) years.

    Annuity Option F Special Income Settlement Agreement C.M. Life will pay the proceeds in accordance with terms agreed upon in writing by the Contract Owner and C.M. Life. This option may be elected only at the Annuity Income Date.

                                   * * * * *

Annuity Income Payments. Except as otherwise agreed to by the Contract Owner and C.M. Life, Annuity Income payments will be payable monthly. The minimum amount that may be applied under any Annuity Option, and the minimum periodic Annuity Income payment allowed, are the most recently published minimums designated by C.M. Life for this purpose. A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, C.M. Life has not received a proper written election not to have federal income taxes withheld, C.M. Life must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. For certain payments, an election out of withholding is not available. (See Tax Status.)

Terminal Illness Benefit

In the event that a Contract Owner becomes terminally ill during the Accumulation Period and prior to age 75, the Contract Owner may elect, unless prohibited by law, by submission of a Written Request, a Terminal Illness.

Benefit equal to the greater of:

(a) the Purchase Payments less any prior withdrawals and charges; or

(b) the Contract Balance.

The Company will require proof that the Contract Owner is terminally ill and not expected to live more than twelve (12) months. This proof will include, but is not limited to, certi-fication by a licensed medical practitioner performing within the scope of his/her license. The licensed medical practitioner must not be the Contract Owner, Annuitant or the Contingent Annuitant, or the parent, spouse or child of the Contract Owner, Annuitant or Contingent Annuitant.

Payment of the Terminal Illness Benefit is determined on the date the Company receives the Written Request. No Contract Maintenance Fee for the current year, Surrender Charge or Interest Rate Factor Adjustment shall apply with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will be in full settlement of the Company's liability under the Contract. The Terminal Illness Benefit is not available for Contracts issued in Kansas, Mississippi, Texas, or Pennsylvania.

Death Benefit

If the Annuitant or Contract Owner dies prior to the Annuity Income Date, a Death Benefit will be paid to the Beneficiary upon receipt at the Annuity Service Center of proof of death. If, however, the Annuitant dies before such Contract Owner and there is a Contingent Annuitant who is less than 85 years of age on the Annuitant's date of death (and such Contract Owner is a natural person), then no Death Benefit is payable, and the Contract will continue in force, with the Contingent Annuitant as the Annuitant. For purposes of the Death Benefit, the Annuitant is the Annuitant named in the Application.

The Death Benefit is payable upon receipt of proof of death, as well as proof that the death occurred during the Accumulation Period. Upon receipt of this proof and an election of a Death Benefit Option, and return of the Contract, the Death Benefit generally will be payable after C.M. Life has sufficient information to make the payment(s).

Payments under a Death Benefit Option are determined at the time of payment, and, if the deceased Annuitant or Contract Owner was a natural person less than age 75 at death, are based on the greater of (a) the Contract Balance or (b) the Purchase Payments less any prior withdrawals and charges. Otherwise, the payments are based on the Contract Balance at the time of payment. No Surrender Charge, Interest Rate Factor Adjustment, or Contract Maintenance Fee shall apply with respect to any Death Benefit Option.

Payment of the Death Benefit will be in full settlement of the Company's liability under this Contract.

The available Death Benefit Options depend on whether the Contract Owner and Annuitant are the same person.

Death of Contract Owner. If the Contract Owner is not the Annuitant, and the Contract Owner dies before the Annuitant and prior to the Annuity Income Date, one of the following provisions will apply.

1. If the Contract Owner's spouse is the Beneficiary and survives the Contract Owner, the spouse may select only Death Benefit Option A, B, or C within one
    (1) year after the Contract Owners death.

    If the surviving spouse does not make a selection within one (1) year after the Contract Owner's death, the surviving spouse will become the Contract Owner.

2. If the Beneficiary is a natural person other than the Contract Owner's spouse, the Beneficiary may select only Death Benefit Option B or C within one (1) year after the Contract Owner's death.

    If no selection is made within one (1) year after the Contract Owner's death, the Death Benefit will be paid to the Beneficiary in a single sum at that time.

3. If the Beneficiary is not a natural person, it may select only Death Benefit Option B or D within one (1) year after the Contract Owner's death.

4. If no Beneficiary survives the Contract Owner, the Annuitant shall be deemed to be the Beneficiary and provision 1 or 2 above shall apply.

    If no selection is made within one (1) year after the Contract Owner's death, the Death Benefit will be paid in a single sum at that time.

Death of Contract Owner/Annuitant. If the Contract Owner and Annuitant are the same person, and the Contract Owner/Annuitant dies before the Annuity Income Date, one of the following provisions applies.

1. If the Contract Owner/Annuitant's spouse is the Beneficiary, the surviving spouse may only select Death-Benefit Option B, C, or G within (1) one year after the Contract Owner/Annuitant's death.

    If no selection is made within one (1) year after the Contract Owner/Annuitant's death, the surviving spouse will become the Contract Owner and Annuitant of the Contract.

2. If the Beneficiary is a natural person other than the Contract Owner/Annuitant's spouse, the Beneficiary may select only Death Benefit Option B or C within (1) one year of the Contract Owner/Annuitant's death.

    If no selection is made within one (1) year after the Contract Owner/Annuitant's death, the Death Benefit will be paid in a single sum at that time.

3. If the Beneficiary is not a natural person, it may select only Death Benefit Option B or D within one (1) year after the Contract Owner/Annuitant's death. See below.

4. If no Beneficiary survives the Contract Owner/Annuitant, the Death Benefit will be paid in a single sum to the Contract Owner/Annuitant's estate within five (5) years of the date of death.

    If no selection is made within one (1) year after the Contract Owner/Annuitant's death, the Death Benefit will be paid in a single sum at that time.

Death of Annuitant. If the Contract Owner and Annuitant are not the same person, and the Annuitant dies before the Contract Owner and prior to the Annuity Income Date, and there is no Contingent Annuitant younger than age 85 (or if the Contract Owner is not a natural person), one of the following provisions applies.

1. The Beneficiary, if a natural person, may only select Death Benefit Option E or F within one (1) year after the Annuitant's death. (See below.)

    If no selection is made within one (1) year after the Annuitant's death, the Death Benefit will be paid in a single sum to the Beneficiary at that time.

2. If the Beneficiary is not a natural person, it may only select Death Benefit Option D or E within one (1) year after the Annuitant's death. (See below).

    If no selection is made within one (1) year after the Annuitant's death, the Death Benefit will be paid in a single sum at that time.

3. If no Beneficiary survives the Annuitant, the Contract Owner shall be deemed the Beneficiary and provision 1 or 2 immediately above shall apply.

Death Benefit Options. Life expectancy for purposes of these Death Benefit Options will be determined from the tables in the Regulations, under Section 72 of the Code. The following Death Benefit Options are available:

    Death Benefit Option A - To become the Contract Owner;

    Death Benefit Option B - To receive the Death Benefit as a single sum within one (1) year after the Contract Owner's death;

    Death Benefit Option C - To receive the Death Benefit under any Annuity Option offered in the Contract, provided the entire Death Benefit is distributed:

       1.  Within five (5) years of the date of death; or

       2. Over a period not extending beyond the life expectancy of the Beneficiary; or

       3.  Over the life of the Beneficiary.

If the Death Benefit is to be paid under provision (2) or (3), the first installment payment must be made within one (1) year after the Contract Owner's death.

    Death Benefit Option D - To receive the Death Benefit under any Annuity Option offered in the Contract, provided the entire Death Benefit is distributed within five (5) years of the date of death;

    Death Benefit Option E - To receive the Death Benefit as a single sum within one (1) year after the Annuitant's death;

    Death Benefit Option F - To receive the Death Benefit under any Annuity Option offered in the Contract, provided the Death Benefit is distributed:

       1. Over a period not extending beyond the life expectancy of the Beneficiary; or

       2.  Over the life of the Beneficiary.

The first installment payment must be made within one (1) year after the Annuitant's death.

    Death Benefit Option G - To become the Contract Owner and Annuitant of the Contract, just as if the Beneficiary had always been the Contract Owner and Annuitant.

Death of Annuitant On or After Annuity Income Date. The Death Benefit payable if the Annuitant dies on or after the Annuity Income Date, if any, depends on the Annuity Option in effect on the date of death of the Annuitant. Any remaining payments will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If a Beneficiary dies while receiving such benefits, the balance of the benefits, if any, will be paid in a single sum to the estate of the Beneficiary. If no Beneficiary survives the Annuitant, the benefits, if any, will be paid in a single sum to the estate of the last Annuitant to die.

Beneficiary. One or more Beneficiaries may be designated to receive benefits concurrently, contingently or successively upon the death of the Contract Owner and/or the Annuitant. The Beneficiary designation in the Application will remain in effect until changed. The Contract Owner may, upon Written Request, change the designated Beneficiary before a Death Benefit has become payable. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Contract Owner may then designate a new Beneficiary.) The change will take effect as of the date the Contract Owner signs the Written Request. However, the change is subject to any payments made or actions taken by C.M. Life before receipt of the Written Request. On or after receipt of proof of death at the Annuity Service Center, the Beneficiary shall have the exclusive right to (i) appoint a contingent Beneficiary to succeed to the interest of the Beneficiary in the event of the Beneficiary's death; and (ii) make transfers under the Contract. (See Transfers.)

IRS Required Distribution

Federal tax law requires that if the Contract Owner dies before the Annuity Income Date, then the entire value of the

Contract must generally be distributed within five (5) years of the date of death of the Contract Owner. Special rules may apply to the spouse of the deceased Contract Owner. (See Federal Tax Matters of the Statement of Additional Information, for a detailed description of these rules.)

Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interests in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer, or a certificate of death, before the Contract can be surrendered.

Restrictions Under Section 403(b) Plans

Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of elective contributions, and earnings on elective contributions, except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Charges And Deductions

C.M. Life will make certain charges and deductions under the Contract in order to compensate it for incurring expenses in distributing the Contract, bearing mortality and expense risks under the Contract, and administering the Investment Accounts and the Contract. Charges may also be made for Premium Taxes, and other federal, state or local taxes. Charges and expenses are also deducted from the assets of the Portfolios.

Surrender Charge

C.M. Life will incur expenses relating to the sale of Contracts, including commissions to registered representatives and other promotional expenses. In connection with a full Surrender or partial Surrender during the first five (5) Contract Years, C.M. Life may deduct from the Contract Balance a Surrender Charge equal to 5% of any Contract Balance surrendered in order to help cover distribution expenses. The Surrender Charge will be deducted as of the date of the receipt at the Annuity Service Center of the Written Request for the Surrender. Any Surrender Charge assessed will be allocated among the General Account and the Sub-Accounts in the same manner (pro rata) as the Contract Balance subject to Surrender is allocated among the General Account and the

Sub-Accounts. The Surrender Charge will not be applied under the following circumstances:

1.  Cancellation of the Contract during the 15-day examination period;

2.  Full Surrender of the Contract on the Annuity Income Date;

3. Partial Surrenders or full Surrenders during the Window Period or after the first five (5) Contract Years, (the Window Period is the last thirty (30) days of each Five-Year Period under the Contract);

4.  Upon payment of the Death Benefit;

5. On any Free Surrender Amount. Beginning in the second Contract Year, the Contract Owner is entitled to an annual Free Surrender Amount, which is exempt from a Surrender Charge and any applicable Interest Rate Factor Adjustment. See "Interest Rate Factor Adjustment" below. The Free Surrender Amount will be allocated among the General Account and/or Sub-Accounts in the same proportions as the partial Surrender or full Surrender amount. The Free Surrender Amount equals 10% of the Contract Balance as of the end of the immediately preceding Contract Year. Contract Owners may elect to receive 10% of the Contract Balance in multiple installments each contract year. Any amount redeemed during the year in excess of this 10% amount will be subject to a Surrender Charge (and any applicable Interest Rate Factor Adjustment); and

6. Partial Surrenders or full Surrenders of Contracts issued in exchange for Variable Annuity Contracts issued by Connecticut Mutual through its Panorama Separate Account which are beyond any applicable Surrender Charge period.

7. No sales charge will be imposed upon the redemption of a Contract purchased and used in connection with a Qualified Plan that purchases Tax Sheltered Annuities if such redemption occurs prior to May 1, 1998.

More information about how the Surrender Charge is calculated for partial Surrenders and full Surrenders is contained in Appendices I and III attached hereto.

In the case of a partial Surrender, the Surrender Charge will be deducted from the Contract Balance remaining after payment of the requested Surrender amount, or from the amount paid if sufficient balances do not remain in the Sub-Account or General Account to which the Surrender is allocated.

Until April 30, 1999, no sales charges will be imposed upon redemption of a Contract where the proceeds of such redemption are applied to the purchase of a new MassMutual group annuity contract. This waiver does not eliminate applicable charges under the particular group contract, and upon surrender of the group contract, charges may apply.

No sales charge will be imposed upon redemption of "excess contributions," including "excess aggregate contributions," made to a Contract purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"), including certain Qualified Pension and Profit Sharing Plans, Individual Retirement Accounts and Tax-Sheltered Annuities. (See Tax Status - Qualified Plans). The terms of such plans may permit the refund of contributions made in excess of certain limitations specified in the Code and applicable regulations. In the event of a refund of excess contributions, no sales charge will be imposed upon the amount refunded. For purposes of the Contract, "excess contributions" and "excess aggregate contributions" will be defined as provided in U.S. Treasury Regulations.

C.M. Life anticipates that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Contracts. If this charge is insufficient to cover distribution expenses, the deficiency will be met from C.M. Life's general funds, which will include amounts derived from the charge for mortality and expense risks.

C.M. LIFE GUARANTEES THAT THE AGGREGATE SURRENDER CHARGE WILL NEVER EXCEED 8.5% OF THE TOTAL PURCHASE PAYMENTS MADE UNDER THE CONTRACT.

Interest Rate Factor Adjustment

The amount of General Account Balance partially or fully Surrendered during the Accumulation Period, and the total General account Balance on the Annuity Income Date (if and to the extent that the General Account Balance is applied to a Variable Annuity Option), will be subject to an Interest Rate Factor Adjustment. The Interest Rate Factor Adjustment is based on interest rates payable on U.S. Treasury securities. In general, if rates on U.S. Treasury securities are higher when you Surrender than when you made the applicable Purchase Payments, a negative Interest Rate Factor Adjustment will generally be applied to the amount Surrendered, and you could receive an amount lower than the amount of Purchase Payments made. If rates on U.S. Treasury securities are lower when you Surrender than when you made the applicable Purchase Payments, a positive Interest Rate Factor Adjustment will generally be applied to the amount Surrendered, and you could receive an amount higher than the amount of Purchase Payments made. No Interest Rate Factor Adjustment will be applied during the Window Period. In addition, no Interest Rate Factor Adjustment will be applied to the general Account Free Surrender Amount or to Contracts issued to Pennsylvania residents.

Further information about the General Account and the Interest Rate Factor Adjustment can be found in the prospectus for the Fixed Account with Interest Rate Factor Adjustment attached hereto and in Appendix II.

Mortality and Expense Risk Charge C.M. Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. This charge currently is 1.07% annually (equal to a daily rate of 0.002932%). It may increase, but it will not exceed an effective annual rate of 1.25% of the average daily value of net assets in the Separate Account. (The approximate portion of this charge estimated to be attributable to mortality risks is 0.42%; the approximate portion of this charge estimated to be attributable to expense risks is 0.65%.) The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for the Contract for each Sub-Account.

Contract Balances and Annuity Income payments are not affected by changes in actual mortality experience nor by actual expenses incurred by C.M. Life. The mortality risks assumed by C.M. Life arise from its contractual obligations to make Annuity Income payments (determined in accordance with the annuity tables and other provisions contained in the Contract), and to pay Death Benefits prior to the Annuity Income Date. Thus, Contract Owners are assured that neither the Annuitant's own longevity, nor an unanticipated improvement in general life expectancy, will adversely affect the Annuity Income payments that the Annuitant will receive under the Contract.

C.M. Life also bears substantial risk in connection with the Death Benefit. During the Accumulation Period C.M. Life will, if the deceased Annuitant or Contract Owner was a natural person less than age 75 at death, pay a Death Benefit equal to the greater of (a) the Contract Balance, or (b) the Purchase Payments less any prior partial surrenders and charges. Otherwise, the Death Benefit is based on the Contract Balance. The Death Benefit is paid without imposition of a Surrender Charge or the Interest Rate Factor Adjustment.

The expense risk assumed by C.M. Life is the risk that C.M. Life's actual expenses in administering the Contract and the Separate Account will exceed the amount recovered through Administrative Charges.

If the Mortality and Expense Risk Charge is insufficient to cover C.M. Life's actual costs, C.M. Life will bear the loss. Conversely, if the charge is more than sufficient to cover costs, the excess will be profit to C.M. Life. C.M. Life expects a profit from this charge. To the extent that the Surrender Charge is insufficient to cover the actual cost of Contract distribution, the deficiency will be met from C.M. Life's general corporate assets, which may include amounts derived from the Mortality and Expense Risk Charge.

Administrative Charges

In order to cover the costs of administering the Contracts and the Separate Account, C.M. Life deducts a Contract Maintenance Fee from the Contract Balance of each Contract, and also deducts a daily Administrative Expense Charge from the assets of each Sub-Account of the Separate Account.

Contract Maintenance Fee. A Contract Maintenance Fee is deducted from the Contract Balance of each Contract on the last day of each Contract Year during the Accumulation Period, and upon full Surrender of the Contract. The charge is not deducted after the Annuity Income Date. This Contract Maintenance Fee currently is $30 per Contract per Contract Year. It may be increased, but will not exceed $60. C.M. Life does not anticipate realizing any profit from this charge. The Contract Maintenance Fee will be deducted pro rata from the Sub-Accounts in the Separate Account and the General Account, in the same proportion that the amount of Contract Balance in each Sub-Account and the General Account bears to the total Contract Balance. For Contracts issued to Pennsylvania residents, the Fee will be calculated as a pro rata portion of the balance of each Sub-Account.

Administrative Expense Charge. C.M. Life also deducts a daily Administrative Expense Charge from the assets of each Sub-Account of the Separate Account. This charge is currently at an effective annual rate of 0.07% (equal to a daily rate of 0.000192%). C.M. Life does not anticipate realizing any profit from this charge. The Administrative Expense Charge may be increased in the future, but the combined total of the Administrative Expense Charge and the Mortality and Expense Risk Charge will never exceed an effective annual rate of 1.50% of the average daily value of net assets in the Separate Account.

Premium Taxes

C.M. Life may pay Premium Taxes in connection with Purchase Payments under the Contracts. Depending upon applicable state law, C.M. Life will deduct the Premium Taxes paid with respect to a particular Contract from the Purchase Payments, from the Contract Balance on the Annuity Income Date (thus reducing the Contract Balance), or upon the full Surrender of a Contract. Premium Taxes currently range from 0% to 4.28% of Purchase Payments.

Federal, State and Local Taxes

No charges are currently made for federal, state, or local taxes other than Premium Taxes. However, C.M. Life reserves the right to deduct charges in the future for such taxes, or other economic burden resulting from the application of any tax laws that C.M. Life determines to be attributable to the Contracts.

Other Expenses Including Investment Advisory Fees

Each Portfolio of the Funds is responsible for all of its expenses. In addition, charges will be made against each Portfolio of the Funds for investment advisory services provided to the Funds or the Portfolio. The net assets of each Portfolio of the Funds will reflect deductions in connection with investment advisory fees and other expenses.

For more information concerning investment advisory fees and other charges against the Portfolios, see the prospectuses for the Funds, a current copy of which accompanies this Prospectus. See also Table of Fees and Expenses.

Distributor Of The Contracts

MML Distributors, LLC ("MML Distributors") 1414 Main Street, Springfield, MA 01144-1013, an affiliate of C.M. Life, is the principal underwriter of the Contracts pursuant to an Underwriting and Servicing Agreement to which MML Distributors and C.M. Life on behalf of the Separate Account are parties. MML Investors Services, Inc. ("MMLISI"), also located at 1414 Main Street, Springfield, MA 01144-1013, serves as the co-underwriter of the Contracts. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission ("SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").

MML Distributors may enter into selling agreements with respect to the Contracts with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). Contracts are sold through agents who are licensed under applicable insurance law to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

MML Distributors does business as MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington, and as MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions of up to 6.0% of Purchase Payments are paid on Contract sales.

General Provisions

Assignment of the Contract

A Written Request specifying the terms of an assignment of the Contract must be provided to the Annuity Service Center. Until the Written Request is received at the Annuity Service Center, C.M. Life will not be required to take notice of, or be responsible for, any transfer of interest in the Contract by assignment, agreement, or otherwise.

C.M. Life will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the Death Benefit has become payable will be valid only with C.M. Life's consent.

If the Contract is assigned, the Contract Owner's rights may only be exercised with the consent of the assignee of record.

Contract Changes by C.M. Life

C.M. Life reserves the right to amend the Contract to meet the requirements of any applicable federal or state laws or regulations, or to make other changes permitted by the Contract. C.M. Life will notify the Contract Owner in writing of any such amendments.

Any changes to the Contract by C.M. Life must be signed by an authorized officer of C.M. Life. Agents of C.M. Life have no authority to alter or modify any of the terms, conditions, agreements of the Contract, or to waive any of its provisions.

Contract Termination

The Contract will terminate upon the occurrence of any of the following events:

1.  The date of the last Annuity Income payment;

2.  The date payment is made of the Contract Balance;

3.  The date of the last Death Benefit payment to the last Beneficiary;

4. The date the Contract is returned under the Right to Examine Contract provision; or

5.  Failure to maintain the required Minimum Contract Balance.

Incontestability

The Contract is incontestable.

Misstatement of Age or Sex

If the Annuitant's age or sex has been incorrectly stated, the Annuity Income payable will be that which the Contract Balance, reduced by any applicable Premium Tax, would have purchased at the correct age and sex. After correction, the Annuitant will receive the sum of any underpayments made by C.M. Life within thirty (30) calendar days. The amounts of any overpayments made by C.M. Life will be charged against the payment(s) following the correction.

Nonparticipating

The Contract is nonparticipating and will not share in any surplus earnings of C.M. Life. No dividends are payable on the Contract.

Non-Business Days

If the due date for any activity required by the Contract falls on a non-business day for C.M. Life, performance will be rendered on the first business day following the due date.

Regulatory Requirements

All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Contract is delivered.

C.M. Life will administer the Contract in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity contract.

Right to Examine Contract

No Surrender Charge will be applied if the Contract Owner returns the Contract for cancellation during the first fifteen (15) calendar days following the Contract Issue Date (or a longer period, if required by law). The Contract must be accompanied by a written request signed by the Contract Owner that indicates the Contract Owner wishes to return the Contract. In addition, no Interest Rate Factor Adjustment, or Contract Maintenance Fee or premium tax will be applied upon such a cancellation. C.M. Life will refund the Separate Account Balance and/or any Purchase Payments made to the General Account upon return of the Contract. If required by state law, C.M. Life will refund any Purchase Payment regardless of whether they were allocated to one or more Sub-Account or to the General Account.

Tax Status

General

Note: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. This discussion is based upon C.M. Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws, or of the current interpretation by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. A Contract Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or other non-periodic distribution or as Annuity Payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the

Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For Annuity Payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts received equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants, and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States Government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios of the Trust underlying the Contracts will be managed by the Investment Adviser for the Trust in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling would generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity Contract in any calendar year.

Tax Treatment of Assignments

A transfer of ownership, assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to transfer, assign or pledge their Contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of a payee are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the payee, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Special rules limit the ability of a payee to elect no withholding where the payee fails to provide a U.S. residence address or federal taxpayer identification number.

Effective January 1, 1993, certain distributions from Qualified Plans under
Section 401, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint lives or joint life expectancies of the participant and a designated beneficiary; or b) distributions for a specified period of ten (10) years or more; or c) distributions which are required minimum distributions. Payments that are not eligible for rollover remain subject to the withholding rules described in the preceding paragraph.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income.

Penalty Tax

A 10% penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer has become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See Tax Treatment of Withdrawals - Qualified Contracts.)

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to Contract Owners in Qualified Plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions with respect to Qualified Plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract. Following are brief descriptions of the various types of Qualified Plans in connection with which C.M. Life will issue the Contract. Contracts for all types of Qualified Plans may not be available in all states. When issued in connection with a Qualified Plan, the Contract will generally be subject to endorsement.

Qualified Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. Purchasers of a

Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs.

Individual Retirement Annuities and Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity, or Individual Retirement Account (each hereinafter referred to as "IRA"). Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven (7) days of the earlier of the establishment of the IRA, or their purchase. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs. Additional information regarding IRAs is provided in Appendix IV.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as the Roth IRA. A Roth IRA is subject to limitations on the amount that may be contributed and the timing and tax consequences of distributions. Contributions to a Roth IRA are not deductible. Also, an individual (with a filing status other than married filing separately) with an adjusted gross income in any tax year of $100,000 or less, may roll over distributions from a traditional IRA or convert a traditional IRA into a Roth IRA. The rollover or conversion will be subject to tax. As in the case of a traditional IRA, the sale of a contract for use with a Roth IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract for use with Roth IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven (7) days of the earlier of the establishment of the Roth IRA, or their purchase. Purchasers should seek competent advice as to the suitability of the Contract for use with Roth IRAs. Additional information regarding Roth IRAs is provided in Appendix IV.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees, and employees of certain types of religious, charitable, educational, and scientific organizations, specified in Section 501(c)(3) of the Code, to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Contract Owner attains age 59 1/2, upon the Contract Owner's separation from service, upon the Contract Owner's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

Section 457 Deferred Compensation ("Section 457") Plans. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of their employer, allowing them to defer part of their salary or other compensation. The amount deferred, and any income on such amount, will not be taxable until paid or otherwise made available to the employee. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable.

The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan, or a Tax-Sheltered Annuity. During the last three (3) years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to the employer, but for state and local governmental 457 plans, amounts have to be held for the exclusive benefit of plan participants. For 457 plans for tax-exempt organizations, all Contract Values will be subject to the claims of the employer's creditors. In either case, the employee is only entitled to payment in accordance with the Section 457 plan provisions. Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 408(b) (Individual Re-tirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The penalty tax will not apply to a rollover from or conversion of a traditional IRA into a Roth IRA. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he/she has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) beginning in 1998, distributions made for qualified higher education expenses; and (h) beginning in 1998, distributions made for a qualified "first-home" purchase, subject to a $10,000 lifetime cap. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exceptions stated in (g) and (h) above apply to Individual Retirement Annuities. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service. In addition, for calendar years beginning January 1, 1997, withdrawals from IRAs by certain unemployed persons for payment of health insurance premiums are not subject to the tax penalty. The exceptions applicable to IRAs are applicable to Roth IRAs. Qualified distributions from Roth IRAs are not subject to the tax penalty.

Generally, distributions from a Qualified Plan of a 5% owner or from an IRA must commence no later than April 1 of the calendar year, following the year in which the employee attains age 70 1/2, and from all others in Qualified Plans at the later of age 70 1/2 or when the employee retires. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required minimum distributions for a Roth IRA.

Restrictions Under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

General

At the time the initial Purchase Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-qualified Contract or a Qualified Contract. If the initial Purchase Payment is derived from an exchange or surrender of another annuity contract, C.M. Life may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. C.M. Life will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial Purchase Payment stated above. Additional Purchase Payments under a Contract must qualify for the same federal income tax treatment as the initial Purchase Payment under the Contract. C.M. Life will not accept an additional Purchase Payment under a Contract if the federal income tax treatment of such Purchase Payment would be different from that of the initial Purchase Payment.

Additional Information About The Separate Account

Addition, Deletion or Substitution of Investments

C.M. Life cannot and does not guarantee that any of the Sub-Accounts of the Separate Account, or Portfolios of the Funds, will always be available for Purchase Payments, al-locations, or transfers. C.M. Life retains the right to make changes in the Separate Account and its investments.

C.M. Life reserves the right to eliminate the shares of any Portfolio held by a Sub-Account, and to substitute shares of another Portfolio of the Funds, or of another registered open-end management investment company, for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment, or if, in C.M. Life's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to the Contract Owner's interest in a Sub-Account will not be made without prior notice to the Contract Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Contract Owners.

New Sub-Accounts may be established when, at the sole discretion of C.M. Life, marketing, tax, investment or other conditions warrant. Any new Sub-Accounts may be made available to existing Contract Owners on a basis to be determined by C.M. Life. Each additional Sub-Account will purchase shares in a Portfolio of the Funds, or in another mutual fund or investment vehicle. C.M. Life may also eliminate one or more Sub-Accounts if, at its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Sub-Account is eliminated, C.M. Life will notify Contract Owners and request a reallocation of the amounts invested in the eliminated Sub-Account.

In the event of any such substitution or change, C.M. Life may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, C.M. Life also may transfer the assets of the Separate Account associated with the Contracts to another account or accounts.

Performance Measures

C.M. Life may show the performance under the Contracts in the following ways:

Standardized Average Annual Total Return

C.M. Life will show the Standardized Average Annual Total Return for the Sub-Accounts of the Separate Account which have been in existence for more than one year. As prescribed by the rules of the SEC, the Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the annual Contract Maintenance Fee and all other Fund, Separate Account, and Contract level charges except premium taxes, if any. The annual Contract Maintenance Fee is apportioned among the Sub-Accounts based upon the percentages of in-force Contracts investing in each of the Sub-Accounts.

The Company may choose to show Standardized Average Annual Total Returns based on the inception of the underlying Fund.

Additional Performance Measures

The performance figures discussed in this section are calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to May 13, 1992 (which they were not). Beginning May 13, 1992 (inception date), actual Accumulation Unit values are used for the calculations. The difference between the first set of additional performance measures, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the Annual Contract Maintenance Fee, the first set does not. Additional details follow.

ACCUMULATION UNIT VALUES - ANNUALIZED RETURNS. The ANNUALIZED RETURN, or average annual change in Accumulation Unit Values, may be shown with respect to one or more periods. For a one year period, the ANNUALIZED RETURN is the effective annual rate of return. For periods greater than one year, the ANNUALIZED RETURN is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account, the Panorama Series Fund expenses and the Oppenheimer Fund expenses (See Table of Fees and Expenses), the ANNUALIZED RETURN also reflects these expenses. These percentages, however, do not reflect the Contract Maintenance Fee and the sales charge or premium taxes (if any), which if included would reduce the percentages reported.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Fee. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the Annual Contract Maintenance Fee is deducted.

YIELD AND EFFECTIVE YIELD. C.M. Life may show yield and effective yield figures for the Money Market Sub-Account over a seven-day period, which is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields reported.

The performance measures discussed above reflect results of the Funds and are not intended to indicate or predict future performance. For more detailed information see the Statement of Additional Information.

Performance information for the Separate Account Sub-Accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger Performance figures will be calculated in accordance with standardized methods established by each reporting service.

C.M. Life may also show the application of general mathematical principles in connection with the Contracts.

Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment company Act of 1940, the Contract Owner during the lifetime of the Annuitant, or the beneficiary after the Annuitant's death, will be entitled to give instructions as to how the shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Contract should be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions will be determined as of the record date for the meeting.

The number of Fund shares held in the Separate Account deemed attributable to a Contract prior to its Maturity Date and during the lifetime of the Annuitant will be determined by dividing the Contract's value held in each Sub-Account of the Separate Account, if any, by $100. Fractional votes are counted. After the Maturity Date or after the death of the Annuitant, the number of Fund shares deemed attributable to the Contract will be based on the liability for future Variable Monthly Annuity payments under the Contract as of the record date and thus the voting rights will decrease as payments are made.

Contract Owners or beneficiaries will receive proxy material and a form with which voting instructions may be given. Fund shares held by the Separate Account as to which no effective instructions have been received or which are attributable to assets transferred from C.M. Life's General Account will be voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

In situations where the Annuitant is not the Contract Owner, the Annuitant will have the right to instruct the Contract Owner with respect to the votes attributable to any vested interest the Contract Owner has in the Contract. C.M. Life's obligation in this instance will be to make available to the Contract Owner copies of the proxy material for distribution to the Annuitant. Votes representing interests as to which the Contract Owner is not instructed may, in turn, be voted by the Contract Owner in his discretion.

Legal Proceedings

C.M. Life is not involved in any litigation that is of material importance in relation to its General Account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

Available Information

C.M. Life is subject to the informational requirements of the Securities Exchange Act of 1934, and, in accordance therewith, files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities of the SEC, at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the Commission, at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

C.M. Life has filed registration statements (the "Registration Statements") with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statements, and does not contain all of the information set forth in the Registration Statements. Reference is hereby made to such Registration Statements for further information relating to C.M. Life and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates in the manner set forth in the preceding paragraph.

Appendix I

Surrender Charge Calculation

A Surrender Charge is deducted from the Contract Balance upon partial or full Surrender of the Contract, unless certain conditions apply. (See "Surrender Charge," page 32.)

The partial surrender charge formula is calculated as follows:

(PS - FREE) x 5%(95%) = PSC, but not less than zero.

The full surrender charge formula is calculated as follows:

             (FS - FREE) x 5% = FSC.

Where:

    (PS) is the Partial Surrender Amount.
    (FS) is the Full Surrender Amount.
    (FREE) is the Free Surrender Amount.
    (PSC) is the Partial Surrender Charge Amount.
    (FSC) is the Full Surrender Charge Amount.

Example

Assume a Separate Account Balance of $50,000 at the beginning of the second Contract Year.

1)  If there is a Full Surrender at the beginning of the second Contract Year:

    Surrender Charge =
    ($50,000 - $5,000) x .05 = $2,250.00.

    Thus, the Surrender proceeds would be = $50,000 - $30 - $2,250.00 =
    $47,720.00

Note:  The contract maintenance fee ($30) applies to full surrenders.

2) If there is a Partial Surrender of $10,000 at the beginning of the second Contract Year:

    Surrender Charge =
    ($10,000 - $5000) x .05/.95 = $263.16.

    Thus, the Separate Account Balance would be reduced by $10,000 + $263.16 = $10,263.16.

Appendix II

Interest Rate Factor Adjustment Calculation

The amount of General Account Balance partially or fully Surrendered during the Accumulation Period, and the total General Account Balance on the Annuity Income Date (if and to the extent that the General Account Balance is applied to a Variable Annuity Option), will be subject to an Interest Rate Factor Adjustment. The Interest Rate Factor Adjustment is based on interest rates payable on U.S. Treasury securities. In general, if rates on U.S. Treasury securities are higher when you Surrender than when you made the applicable Purchase Payments, a negative Interest Rate Factor Adjustment will generally be applied to the amount Surrendered, and you could receive an amount lower than the amount of Purchase Payments made. If rates on U.S. Treasury securities are lower when you Surrender than when you made the applicable Purchase Payments, a positive Interest Rate Factor Adjustment will generally be applied to the amount Surrendered, and you could receive an amount higher than the amount of Purchase Payments made. No Interest Rate Factor Adjustment will be applied during the Window Period. In addition, no Interest Rate Factor Adjustment will be applied to the General Account Free Surrender Amount or to Contracts issued to Pennsylvania residents.

The Interest Rate Factor Adjustment will reflect the relationship between (i) the weighted average of U.S. Treasury Index Rates corresponding to Purchase Payments and Transfers into the General Account during the current Five-Year Period (as adjusted for partial Surrenders or Transfers out of the General Account), (ii) the U.S. Treasury Index Rate which would be applicable during the time remaining in the current Five-Year Period on the date of the Surrender, and
(iii) the time remaining in the current Five-Year Period. In general, if the weighted average of U.S. Treasury Index Rates corresponding to Purchase Payments and Transfers during the current Five-Year Period is lower than the U.S. Treasury Index Rate which would be applicable during the time remaining in the current Five-Year Period, then the application of the Interest Rate Factor Adjustment will result in a lower payment upon Surrender.

The partial surrender Interest Rate Factor Adjustment Formula is:

    (1 - 1/IRF) x (GAPS - GAF + GAPSC) = IRFA.

In the event of a Partial Surrender, there is no Interest Rate Factor Adjustment if the General Account Free Surrender Amount exceeds the General Account portion of such Partial Surrender.

The full surrender Interest Rate Factor Adjustment Formula is:

         (IRF - 1) x (GAFS - GAF) = IRFA.

Where:

    (GAPS) is the General Account Partial Surrender
    Amount.
    (GAFS) is the General Account Full Surrender Amount.
    (GAF) is the General Account Free Surrender Amount.
    (GAPSC) is the General Account portion of the Partial
    Surrender Charge Amount determined as follows:

         GAPSC = (GAPS - GAF) x 5%/95%,
         but not less than zero.
         (IRF) is the Interest Rate Factor.
         (IRFA) is the Interest Rate Factor Adjustment.

The Interest Rate Factor is determined by the following formula:

                 (1 + Ta)/(N/12)/
               --------------------   =  IRF
               (1.003 + Tb)/(N/12)/

Where:

    (Ta) is the weighted average of the U.S. Treasury Index Rates which correspond to the Purchase Payments and/or Transfers allocated to the General Account during the current Five-Year Period. The U.S. Treasury Index Rate corresponding to each such allocation is determined by the number of full years and fractions thereof (but not less than one (1) year) remaining from the date of the allocation until the end of the current Five-Year Period. For purposes of determining the average of these rates, each U.S. Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any partial Surrenders and/or transfers from the General Account subsequent to such allocation). The General Account Balance at the beginning of any Five-Year Period will be treated as a new allocation for purposes of this calculation.

         Each allocation made prior to a Partial Surrender and/or transfer from the General Account (other than the current Surrender) shall be adjusted by multiplying such allocation by the following fraction:

                   1 - PS/GAB
Where:

    (PS) is the amount of the Partial Surrender and/or transfer from the General Account made subsequent to the allocation,
    (GAB) is the beginning General Account Balance on the date of such Partial Surrender and/or transfer from the General Account, A separate adjustment shall be calculated for each prior Partial Surrender and/or transfer from the General Account.

    (Tb) is the U.S. Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than one (1) year) remaining in the current Five-Year Period on the date of the Partial or Full Surrender,
    (N) is the number of whole months remaining in the current Five-Year Period as of the date of the Partial or Full Surrender (rounded down),
    1.003 builds into the formula a factor representing direct and indirect costs to C.M. Life associated with liquidating General Account assets in order to satisfy Surrender requests or to begin making Annuity Income payments (to the extent the General Account Balance is applied to purchase a Variable Annuity). This adjustment of .30% has been added to the denominator of the formula because it is anticipated that a substantial portion (more than half) of applicable General Account portfolio assets will be in relatively illiquid private placement securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of Surrenders), the market price may be lower because they are not registered securities. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Interest Rate Factor Adjustment.
    (IRF)  is the Interest Rate Factor.

Examples. The following examples illustrate the calculation of the Interest Rate Factor and the Interest Rate Factor Adjustment.

In the following examples, the Interest Rate Factor Adjustment formula is applied so as to produce only positive numbers, which are then added to, or subtracted from, the Surrender proceeds (for Full General Account Balance Surrenders) or the remaining General Account Balance (for Partial General Account Balance Surrenders). For example, if the Interest Rate Factor is .7, then the Interest Rate Factor Adjustment calculation illustrated below will show 1-.7, rather than .7-1, to result in a positive number.

For examples 1 and 2, assume no change in interest rates.

       1) Assume a $50,000 General Account Balance at the beginning of the second Five-Year Period, and a Full Surrender at that time.

           Also, assume the U.S. Treasury Index Rate at that time is 7%.

                       (1.07)/(5)/
       THEN: IRF  =   ------------   =  .9861
                        (1.073)

           Interest Rate Factor Adjustment [deducted from proceeds] = (1 - .9861) x ($50,000 - $5,000) = $625.50.

       2) Assume a $50,000 General Account Balance at the beginning of the tenth Contract Year with a Full Surrender at that time.

           Also, assume the U.S. Treasury Index Rate remains at 7% for all maturities:

                          1.07
       THEN: IRF   =    --------   =  .9972
                          1.073

           Interest Rate Factor Adjustment [deducted from proceeds] = (1 - .9972) x ($50,000 - $5,000) = $126.00.

For examples 3 and 4, assume a General Account Balance of $50,000 at the beginning of the seventh Contract Year.

       3)  Assume a Full Surrender at the beginning of the seventh Contract
           Year:

           a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

              (This is a decrease in rates of 1.60%). Then the IRF = 1.05.

              Interest Rate Factor Adjustment =

              (1.05 - 1) x ($50,000 - $5,000) = $2,250.

              Thus, the actual amount of Surrender proceeds paid = $50,000 + $2,250 - $30 = $52,220.

           b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

              (This is an increase in rates of 1.08%). Then the IRF = .95.

              Interest Rate Factor Adjustment =

              (1 - .95) x ($50,000 - $5,000) = $2,250.

              Thus, the actual amount of Surrender proceeds paid = $50,000 - $2,250 - $30 = $47,720.

              Note: The contract maintenance fee ($30) applies to full surrenders.

4) Assume a partial Surrender of $10,000 at the beginning of the seventh Contract Year:

    a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

       (This is a decrease in rates of 1.60%).
       Then the IRF = 1.05.

       Interest Rate Factor Adjustment =

{ 1  -   1  } x ($10,000 - $5,000) = $238.10.
        ----
        1.05

       Thus, the General Account Balance would be reduced by $10,000 - $238.10 = $9,761.90.

    b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

       (This is an increase in rates of 1.08%).
       Then the IRF = .95.

       Interest Rate Factor Adjustment =

{ 1 -   1  } x ($10,000 - $5,000) = $263.16.
       ----
       .95

       Thus, the General Account Balance would be reduced by $10,000 - $236.16 = $10,263.16.

Appendix III

Examples

The following examples illustrate the impact of the Interest Rate Factor Adjustment together with the Surrender Charge (See Appendix I) on Surrender proceeds. For examples 1 and 2, assume a General Account Balance of $50,000 at the beginning of the second Contract Year.

       1)  Assume a Full Surrender at the beginning of the second Contract Year.

           a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

              (This is a decrease in rates of 2.82%). Then the IRF = 1.10.

              Surrender Charge =
              ($50,000 - $5,000) x .05 = $2,250.00.

              Interest Rate Factor Adjustment =
              (1.10  -  1)  x  ($50,000  -  $5,000)  = $4,500.00.

              Thus, the actual amount of Surrender proceeds paid = $50,000 - $2,250 + $4,500 - $30 = $52,220.00.

           b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

              (This is an increase in rates of 2.56%). Then the IRF = .9.

              Surrender Charge =
              ($50,000 - $5,000) x .05 = $2,250.00.

              Interest Rate Factor Adjustment =
              (1 - .9) x ($50,000 - $5,000) = $4,500.00.

              Thus, the actual amount of Surrender proceeds paid = $50,000 - $2,250 - $4,500 - $30 = $43,220.00.

              Note: The contract maintenance fee ($30) applies to full surrenders.

       2) Assume a partial Surrender of $10,000 at the beginning of the second Contract Year.

           a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

              (This is a decrease in rates of 2.82%.) Then the IRF = 1.10.

              Surrender Charge =
              ($10,000 - $5,000) x .05/.95 = $263.16.

              Interest Rate Factor Adjustment =

        1
{(1 - ---- } x ($10,000 - $5,000) = $478.47.
      1.10

              Thus, the General Account Balance will be reduced by $10,000 + $263.16 - $478.47 = $9,784.69.

       b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

              (This is an increase in rates of 2.56%.) Then the IRF = .9.

              Surrender Charge =
              ($10,000 - $5,000) x .05/.95 = $263.16.

              Interest Rate Factor Adjustment =
              (1 - 1.9) x ($10,000 - $5,000 + $263.16) = $584.80.

              Thus, the General Account Balance will be reduced by $10,000 + $263.16 + $584.80 = $10,847.96.

Appendix IV

IRA Disclosure Statement

This statement is designed to assist you in understanding the requirements of federal tax law which apply to your Individual Retirement Annuity ("IRA"), Spousal IRA or your Simplified Employee Pension IRA ("SEP-IRA") for employer contributions. C.M. Life may make this Contract available in the Roth IRA market. This IRA Disclosure Statement contains information on Roth IRAs. If you desire further information regarding your IRA, it may be obtained from your registered representative, from any district office of the Internal Revenue Service, or from a competent tax adviser. The growth in the value of the annuity is neither guaranteed nor projected.

Seven-Day Review Period

You have seven (7) days after you sign your application to review this statement and the Prospectus without obligation. If you notify the Company at its Service Center, either orally or in writing, within this seven-day period that you do not wish to keep your Contract, your entire Purchase Payment will be refunded to you.

           Annuity Service Center
           H562
           P.O. Box 9067
           Springfield, Massachusetts 01102-9067
           Telephone: 1-800-272-2216

Eligibility Requirements

All persons with earned compensation are eligible for IRAs. Additionally, if you have a spouse who has earned no compensation (and you file a joint tax return), an IRA for your spouse may also be established. Of course, if you have a working spouse who has earned compensation, that spouse may establish his or her own IRA. Lastly, a divorced or legally separated spouse may treat taxable alimony or separate maintenance payments as compensation for purposes of establishing an IRA.

The Annuity as an IRA

When this Annuity is issued as an IRA, the Contract is amended to provide that the Contract is both nontransferable and nonforfeitable.

Contributions and Deductions

As a result of significant changes made by the Tax Reform Act of 1986, contributions to your IRA are limited at two levels. First, there are limits on the amount of contributions which may be deducted for income tax purposes. Second, there is a limit with respect to the amount of nondeductible contributions which can be made. In addition, The Small Business Job Protection Act of 1996 and The Taxpayer Relief Act of 1997 may also affect contributions and withdrawals from your IRA. Special tax rules apply in the case of Roth IRAs.

For tax years beginning after 1997, an individual who is not an active participant in an employer-maintained retirement plan is eligible to make deductible contributions to an IRA equal to the lesser of 100% of compensation or $2,000. A spouse who is not an active participant in an employer-maintained retirement plan during any part of a year but whose spouse is a plan participant may make a deductible IRA contribution, subject to phase-out at adjusted gross income between $150,000 and $160,000. Furthermore, an individual who files a joint return and who has less taxable compensation than his spouse may contribute to a spousal IRA and deduct the lesser of $2,000 or the sum of (a) that individual's includible compensation for the tax year plus (b) the includible compensation of the individual's spouse reduced by the spouse's allowable IRA deduction and Roth IRA contribution for the tax year.

However, if you or your spouse (if you file a joint return) is an active participant in an employer-maintained retirement plan, your IRA deduction may be reduced or eliminated entirely at certain levels of adjusted gross income. For tax years beginning after 1997, phase-out ranges for deductible IRA contributions increase annually until 2005 or 2007. Specifically, the adjusted gross income phase-out range in 1998 for individuals with a single or head of household filing status is $30,000 to $40,000, increasing annually to $50,000 to $60,000 in 2005. For married individuals filing a joint return, the phase-out range in 1998 is $50,000 to $60,000, increasing annually to $80,000 to $100,000 in 2007. The phase-out range in any year for a married individual filing separately is $0 to $10,000. In all cases, the IRA deduction will be phased out ratably within the respective ranges.

Nevertheless, you may still make designated IRA contributions to the extent of the excess of (1) the lesser of $2,000, ($4,000 in the case of a Spousal IRA), or 100% of compensation annually, over (2) the applicable IRA deduction limit. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed to you.

For purposes of the above discussion, you are an "active participant" in an employer-maintained retirement plan, if you are covered by such plan, even if you are not yet vested in your retirement benefit. However, an individual who is a participant in only an eligible state deferred compensation plan, as defined in Internal Revenue Code section 457(b), is not considered to be an "active participant."

In order to qualify for a particular tax year, IRA contributions must be made during such tax year, or by the deadline for filing your income tax return for that year (not including extensions). For calendar year taxpayers the deadline is generally April 15.

If you make contributions to an IRA, Roth IRA or Education IRA in excess of the combined deductible and nondeductible limits, you may be liable for a nondeductible excise tax of 6% of the amount of the excess. You may withdraw an excess contribution together with the net income attributable to the excess, on or before the due date (including extensions of time) for filing your federal income tax return, and the excess amount will be treated as if you never contributed it, regardless of the size of the contribution. The accompanying distribution of the net income, however, is includable in income for the year in which the excess contribution is made. Excess amounts which are not withdrawn by this method are subject to the 6% excise tax in the year of contribution, and are carried over and taxed each year until the year the excess is reduced.

No contribution may be made by you to your IRA during or after the tax year in which you attain age 70 1/2.

Spousal IRAs

If your spouse has no compensation for the year and you file a joint return, you may set up and make contributions to an IRA for your spouse, as well as for yourself. Subject to the active participant rules discussed above, the maximum amount that you can deduct for contributions to both IRAs is the lesser of $4,000, or 100% of compensation reduced by the spouse's allowable IRA deduction and Roth IRA contribution for the tax year. You may not contribute, however, more than $2,000 to either IRA for any year.

SEP-IRAs

Under a SEP-IRA agreement, your employer may contribute 15% of your compensation, up to $30,000 each year to your IRA. The contribution and interest earned is excludable from your income until such time as it is distributed to you.

You must withdraw any excess contribution made to your SEP-IRA by your employer before the date for filing your return. If you do not, you are liable for the 6% excise tax discussed above. SEP-IRAs are also generally subject to the other requirements applicable to IRAs.

Roth IRAs

Roth IRAs are specially designated IRAs. Roth IRAs are subject to the same rules as traditional IRAs except for certain special rules. Contributions to Roth IRAs are not deductible and are limited based on modified adjusted gross income. You may make a contribution to a Roth IRA even if you are an active participant in an employer-maintained retirement plan. You may also make contributions to a Roth IRA after age 70 1/2

You may contribute a maximum of $2,000 per year to all IRAs (deductible, nondeductible and Roth IRAs). This $2,000 annual limit does not include rollover contributions. The $2,000 maximum annual contribution to a Roth IRA phases out for individuals with a single or head of household filing status with modified adjusted gross income between $95,000 and $110,000. For married individuals filling a joint return, the maximum annual contribution to a Roth IRA phases out with modified adjusted gross income between $150,000 and $160,000.

Qualified distributions from Roth IRAs are not included in income and are not subject to the 10% tax on premature distributions. To be qualified, a distribution must not be made before the end of the five year tax period beginning with the first tax year a contribution to a Roth IRA is made, and the distribution must be made: (a) on or after the date on which you attain age 59 1/2; or (b) to your beneficiary or your estate after your death; or (c) as a result of your being disabled; or (d) to pay for qualified first-time homebuyer expenses.

Distributions that are not qualified distributions are treated first as a return of investment to the extent of your contributions to Roth IRAs and as a taxable distribution to the extent of any excess. Roth IRAs are not subject to required minimum distribution rules or to incidental death benefit rules.

If you are not married filing separately and if your adjusted gross income for a tax year does not exceed $100,000, you may roll over distributions within 60 days from a traditional IRA to a Roth IRA or you may convert a traditional IRA into a Roth IRA. While the rollover would be subject to a tax, it would not be subject to the 10% premature distribution penalty tax. If the rollover occurs during 1998, the taxable amount is included in gross income ratably over four years.

Rollover Contributions and Transfers

You are permitted to withdraw any portion of the value of your IRA and reinvest it in another IRA account, but not more frequently than once in any twelve-month period. Such withdrawals may also be made from other IRAs and contributed to this contract. The amount of the withdrawal reinvested in another IRA within sixty (60) days after the date it is received is called a "rollover contribution" and is not subject to tax. Of course, you will not be allowed a tax deduction for the amount of any rollover contribution. You may not roll over IRA distributions required because you have reached age 70 1/2, or an IRA you inherited as a beneficiary (unless you are the surviving spouse).

A similar type of rollover contribution can be made with the proceeds of an eligible rollover distribution or a lump-sum distribution from a qualified retirement plan. Such a distribution must also be invested in the IRA within sixty (60) days of receipt. A lump sum distribution is one made from a Qualified Plan (1) because of your death; (2) because you reached age 59 1/2, (3) because you left your job (unless you are self-employed); or (4) because you become permanently disabled (but only if you are self-employed). To be considered a lump sum, the distribution must also be made entirely in a single tax year, and must represent the entire value of your account in the retirement plan (and in all plans of a similar type sponsored by the same employer). Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it.

Eligible rollover distributions are generally all taxable distributions from Qualified Plans and Section 403(b) annuities except for: (1) amounts paid over your life or life expectancy; or (2) installments for periods spanning ten (10) years or more; and (3) required minimum distributions.

Also, if you receive a distribution upon a plan termination, you may make a rollover contribution to an IRA.

In addition to rollover contributions, you may have the assets of one IRA directly transferred (without any distribution to you) to another IRA. Direct IRA to IRA transfers are not subject to the one-year waiting period applicable to IRA rollover contributions.

Special tax rules apply to rollover contributions to a Roth IRA.

Withdrawals

In general, IRA withdrawals are taxable in full. If you have made both deductible and nondeductible IRA contributions, the part of the withdrawal that is from nondeductible contributions (not including interest) is excludable from income. The amount excludable from income for the tax year is the portion of the amount withdrawn that has the same ratio to the amount withdrawn as your total nondeductible IRA contributions (of all your IRAs) have to the total balance of all your IRAs, including rollover IRAs. The remaining portion of the amount withdrawn for the tax year is includible in income. For purposes of this calculation, all your IRAs are treated as one (1) contract, and all withdrawals you make during a tax year are treated as one (1) distribution, and the value of the contract (after adding back distributions made during the year), income on the contract and investment in the contract are computed at the end of the year.

The special tax rules for lump sum distributions from pension plans do not apply to IRAs.

Special tax rules apply to distributions from Roth IRAs.

Premature Distributions

Premature distributions are amounts you withdraw from your IRA before you are age 59 1/2. Premature distributions which are not rolled over are subject to a penalty tax equal to 10% of the amount of the distribution includible in gross income in the tax year, unless you are totally disabled, or receive the distributions in substantially equal payments (at least annually) for your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary, or unless the distributions are made to your beneficiary upon your death.

Effective for calendar years beginning January 1, 1997, withdrawals from IRAs for payment of certain medical expenses, and withdrawals by certain unemployed persons for payment of health insurance premiums, are not subject to the 10% penalty tax under Section 72(t). Effective for calendar years beginning January 1, 1998, withdrawals from IRAs for payment of certain qualified higher education expenses and withdrawals for certain first time homebuyer expenses are not subject to the 10% penalty tax under Section 72(t).

The penalty tax is also applicable to income taxable distributions deemed to have been made upon disqualification of your IRA as a result of a prohibited transaction (including, in general, the sale or assignment of your interest in your IRA to anyone), or as a result of borrowing on your IRA, or using your IRA as security for a loan.

Special tax rules apply to distributions from Roth IRAs.

Inadequate Distribution or Underdistribution - 50% Tax

Your IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump sum distribution from your IRA not later than April 1st of the year after the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life or life expectancy or over the life or life expectancies of you and your beneficiary. If the payments are not sufficient to meet these annual requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

If you should die before receiving any benefits from your IRA, your beneficiary must elect to either (1) receive the balance of your account in a lump sum within five (5) years of your death, or (2) have the balance applied to purchase an immediate annuity payable over the life or life expectancy of the beneficiary. Such annuity must commence within one (1) year of your death. If your spouse is your beneficiary, however, distributions are not required to be distributed until the date you would have attained age 70 1/2, and if your spouse dies before any distribution to him or her commences, your spouse is treated as the owner of your IRA for purposes of any required distributions.

If you should die after benefits have commenced to you, the remaining portion of your account must be distributed to your beneficiary as rapidly as under the method of distribution in effect on the date of your death.

Prohibited Transactions

If you engage in certain prohibited transactions with your IRA, the IRA will lose its exemption from taxation. Depend-ing on the type of prohibited transaction, you must include in income all or a portion of the fair market value of the IRA account. Examples of prohibited transactions are: (1) any borrowing from the account; (2) use of the account as security for a loan; (3) receipt by you or certain family members of unreasonable compensation for managing the IRA.

Prototype Status

The Internal Revenue Service currently has not been asked to review the format of your C.M. Life Insurance Company ("C.M. Life") Prototype IRA or issue a determination letter regarding the qualification of the prototype IRA. However, an opinion letter is a determination only as to the form of the IRA, and does not represent a determination as to its merits.

Reporting to the IRS

If you make a designated nondeductible contribution to an IRA for a taxable year, or receive a distribution from an IRA during a taxable year, you are required to provide such information as the IRS may prescribe on your tax return for the taxable year and, to the extent required, for succeeding taxable years. The information that may be required includes, but is not limited to: (1) the amount of designated nondeductible contributions for the taxable year; (2) the total amount of designated nondeductible contributions for all preceding taxable years that have not previously been withdrawn; (3) the total balance of all your IRAs as of the close of the calendar year with or within which the taxable year ends; and (4) the amount of distributions from your IRAs during the taxable year. If the required information is not shown on your return, all traditional IRA contributions are presumed to have been deductible. Therefore, they will be taxable upon withdrawal from the IRA, unless it can be shown, with satisfactory evidence, that the contributions were nondeductible when they were made.

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments, you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your income tax return (Form 1040) for the tax year in which the penalty applies.

Financial Disclosure

The charges which may be made against a contribution to your IRA include the Mortality and Expense Risk Charge, and other fees for the Investment Accounts set forth in the Prospectus. The charges which may be made against a withdrawal are also described in the Prospectus, and you should read the Prospectus carefully and retain it for your future reference. Growth in the value of your IRA is neither projected nor guaranteed. Capital gains in excess of net realized short-term capital losses of a Portfolio are declared and paid annually in additional full and fractional shares.

Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement. You may obtain a copy by calling our Annuity Service Center at 1-800-272-2216, or by writing to us at Annuity Service Center, H562, P.O. Box 9067, Springfield, MA 01102-9067

Table Of Contents

1.   GENERAL INFORMATION

2.   CONTRACT VALUE CALCULATIONS

3.   RECORDS, REPORTS AND SERVICES

4.   INDEPENDENT ACCOUNTANTS

5.   PERFORMANCE MEASURES

6.   DISTRIBUTION

7.   PURCHASE OF SECURITIES BEING OFFERED

8.   FEDERAL TAX MATTERS

9.   OTHER INFORMATION

10.  FINANCIAL STATEMENTS

This Prospectus sets forth the information about Panorama Plus Separate Account that a prospective investor ought to know before investing. Certain additional information about the Separate Account is contained in a Statement of Additional Information dated May 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The information is available upon request and without charge. To obtain this information, return this request form to the address shown below or telephone 1-800-272-2216. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.

--------------------------------------------------------------------------------

To:    Annuity Service Center, H562
       P.O. Box 9067
       Springfield, MA 01102-9067

Please send me a Statement of Additional Information for Panorama Plus.

Name
     --------------------------------------------------------------------

Address
        -----------------------------------------------------------------

        -----------------------------------------------------------------

City                               State                Zip
     -----------------------------       --------------     -------------

Telephone
          ---------------------------------------------------------------

                                     PART B
                            INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                              PANORAMA PLUS ANNUITY

                                   OFFERED BY
                           C.M. LIFE INSURANCE COMPANY

                      140 GARDEN STREET HARTFORD, CT 06154

                                   May 1, 1998

This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Panorama Plus variable annuity contract (the "Contract") offered by C.M. Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1998 by calling 1-800-272-2216, or by writing to the Annuity Service Center, H305, P.O. Box 9067, Springfield, MA 01102-9067. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACT AND FOR THE UNDERLYING PORTFOLIOS.



                               TABLE OF CONTENTS

                                                                 PAGE

General Information and History.....................................2

Contract Value Calculations.........................................3
Records, Reports and Services.......................................5
Independent Accountants.............................................6
Performance Measures................................................6
Distribution........................................................8
Purchase of Securities Being Offered................................9
Federal Tax Matters.................................................9
Other Information...................................................10
Financial Statements................................................final pages

                              GENERAL INFORMATION

                         C.M. Life  Insurance Company
                         ----------------------------

C.M. Life Insurance Company ("C.M. Life"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sales of life insurance and annuities, and is licensed in all states except New York. C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life (including variable life), accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated unconsolidated statutory assets in excess of $57 billion and estimated total assets under management in excess of $152 billion as of December 31, 1997.

Prior to February 29, 1996, C.M. Life was a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company ("Connecticut Mutual"). On February 29, 1996, Connecticut Mutual merged with and into MassMutual.

The merger did not affect any provisions of, or rights or obligations under the Contracts issued by C.M. Life.

                             The Separate Account
                             --------------------

The Panorama Plus Separate Account of C.M. Life Insurance Company (the "Separate Account") was established as a separate account under the laws of the State of Connecticut, on September 25, 1991. The Separate Account will receive and invest the Net Purchase Payments under the Contracts that are allocated to it as well as amounts transferred to it in shares of two mutual funds ("Funds"): the Panorama Series Fund, Inc. (the "Panorama Fund") (formerly known as Connecticut Mutual Financial Services Series Fund I, Inc.) and the Oppenheimer Variable Account Funds ("OVAF").

Under Connecticut law, the assets of the Separate Account are owned by C.M. Life, but they are held separately from the other assets of C.M. Life, and are not chargeable with liabilities incurred in any other business operation of C.M. Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the Sub-Accounts of the Separate Account, whether or not realized, are credited to or charged against that Sub-Account, without regard to other income, gains or losses of any other Investment Account or Sub-Account of C.M. Life. Therefore, the investment performance of any Sub-Account is entirely independent of the investment performance of C.M. Life's General Account assets or any other separate account maintained by C.M.
Life.

The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act") as a unit investment trust. It meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of C.M. Life.

The Separate Account is divided into six Sub-Accounts, with the assets of each Sub-Account invested in one or more shares of the Panorama Fund and OVAF ("Funds"), each of which is a series-type mutual fund registered with the SEC under the "1940 Act" as an open-end, diversified management investment company. In addition to the Money Fund and Bond Fund of OVAF, four (4) Portfolios of the Panorama Fund are currently available under the Contract: the Government Securities Portfolio, the Total Return Portfolio, the Growth Portfolio, and the International Equity Portfolio. The assets of each investment option are held separately from the assets of the other investment options, and each investment option has its own distinct investment objective and policies. A description of the Funds, their investment objectives, policies and restrictions, their expenses, the risk attendant therein, and aspects of their operation may be found in the Prospectus and Statement of Additional Information for each Fund. The Prospectus and Statement of Additional Information is available for each Fund upon request at the Annuity Service Center.

OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Funds. OFI has operated as an investment adviser since 1959 and, including a subsidiary, manages investment companies with more than $75 billion in assets and over 3.5 million shareholder accounts as of December 31, 1997. OFI is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

Babson-Stewart Ivory International ("Babson-Stewart") provides sub-advisory services to the International Equity Portfolio pursuant to a sub-advisory agreement between Babson-Stewart and OFI. Babson-Stewart is located at One Memorial Drive, Cambridge, MA 02142, and is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual, and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland.

                          CONTRACT VALUE CALCULATIONS
                          ---------------------------

             Determination of Sub-Account Accumulation Unit Values
             -----------------------------------------------------

      ACCUMULATION UNITS.  Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. C.M. Life will determine the number of Accumulation Units of a Sub-Account purchased or canceled by dividing the Net Purchase Payment allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Balance will consist of the sum of the value of all Accumulation Units in all Sub-Accounts credited to the Contract on the applicable Valuation Date.

ACCUMULATION UNIT VALUE.   The value of an Accumulation Unit in a Sub-Account on
                           any Valuation Date is the product of (a) the value on the preceding Valuation Date and (b) the Net
                           Investment Factor for the Sub-Account for the Valuation Period just ended.

        A VALUATION DATE   is every day on which C.M. Life and the New York
                           Stock Exchange (NYSE) are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange
                           Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

      A VALUATION PERIOD   is the period of time beginning on the day following
                           any Valuation Date and ending on the next Valuation
                           Date. A Valuation Period may be one day or more than one day.

   NET INVESTMENT FACTOR   C.M. Life calculates the Net Investment Factor for
                           each Sub-Account as follows:

             (ENAV + DIV - TAX) / BNAV - CHGS = Net Investment Factor

             Where:

             (ENAV) ending net asset value, I.E., the net asset value per share of the Sub-Account's investment in the appropriate Portfolio of a Fund for the Valuation Period just ended.

             (DIV) dividends, I.E., any dividend per share declared on behalf of the Portfolio that has an ex-dividend date within the Valuation Period just ended. This includes both income and capital gain dividends.

             (TAX) taxes, I.E., the reserve for taxes per share on realized and unrealized capital gains or losses of such Portfolio within the Valuation Period just ended (a negative number represents a tax credit).

             (BNAV) beginning net asset value, I.E., the net asset value per share of the Sub-Account's investment in such Portfolio of a Fund at the beginning of the Valuation Period just ended.

             (CHGS) applicable charges, I.E., the accumulated Mortality and Expense Risk Charge and Administrative Expense Charge for each day in the Valuation Period just ended (which will not exceed 1.50% on an annual basis).

             EXAMPLE.     The following example illustrates the calculation of
             -------
             Accumulation Unit Value:

             Net Asset Value Per Share at End of Valuation Period (ENAV) =                                  $   34.00

             Dividends Per Share Declared (Ex-dividend Date within Valuation Period) (DIV) =                $    2.00
             Reserve for Taxes Per Share on Capital Gains/Losses (within valuation Period)(TAX) =           $   [5.00]

             Net Asset Value Per Share at Beginning of Valuation Period (BNAV) =                            $   30.00

             Applicable Mortality and Expense and Administrative Charges for Valuation Period
             (CHGS) = (.0107 + .0007)/365 = .0000312

             Net Investment Factor = (34 + 2 - 5)/30 - .0000312 = 1.0333021

             Accumulation Unit Value at Beginning of Period =                                               $   10.00

             Accumulation Unit Value at End of Period = 10.00 x 1.0333021 =                                 $   10.33


                       Annuity Period Transfer Formulas
                       --------------------------------

    During the Annuity Period, the Contract Owner may transfer Separate Account Balance from one Sub-Account to another, subject to certain limitations. No transfers are permitted to or from the General Account during the Annuity Period. (See "Transfers," in the Prospectus.)

      1. Transfers during the Annuity Period are implemented according to the following formula:

      2. Determine the number of units to be transferred from the Sub-Account as follows: = AT/AUV1

      3. Determine the number of Annuity Units remaining in such Sub-Account (after the transfer) = UNIT1- AT/AUV

      4. Determine the number of Annuity Units in the transferee Sub-Account (after the transfer): = UNIT2 + AT/AUV2

      5. Subsequent annuity payments will reflect the changes in Annuity Units in each Sub-Account as of the next Annuity Income payment's due date.

             Where:

                  (AUV1) is the Annuity Unit Value of the Sub-Account that the transfer is being made from as of the next annuity payment's due date.

                  (AUV2) is the Annuity Unit Value of the Sub-Account that the transfer is being made to as of the next annuity payment's due date.

                 (UNIT1) is the number of units in the Sub-Account that the transfer is being made from, before the transfer.

                 (UNIT2) is the number of units in the Sub-Account that the transfer is being made to, before the transfer.

                    (AT) is the dollar amount being transferred from the Sub-Account.

               EXAMPLE.   The following example illustrates the application of
               -------    the Annuity Period transfer formulas:

      ASSUME
      ------

               Annuity Unit Value of Sub-Account #1 = $10.00
               Annuity Unit Value of Sub-Account #2 = $ 8.50

               Number of Units in Sub-Account #1 = 50

               Number of Units in Sub-Account #2 = 20

      To Transfer $30.00 From Sub-Account #1 to Sub-Account #2:

               Number of Units to Transfer from Sub-Account #1 = 30/10 = 3 Number of Units Left after Transfer = 50 - 3 = 47

               Number of Units to Transfer to Sub-Account #2 = 30/8.50 = 3.53 New Number of Units in Sub-Account #2 = 20 + 3.53 = 23.53

               New Monthly Annuity Income Payment From Sub-Account #1= 10 x 47 = $470.00
               New Monthly Annuity Income Payment From Sub-Account #2= 23.53 x
               8.50 = $200.01


                         RECORDS, REPORTS AND SERVICES

All records and accounts relating to the Separate Account will be maintained by C.M. Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, C.M. Life will mail to all Contract Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Contract Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.



The assets of each of the Sub-Accounts of the Separate Account are held in the custody of C.M. Life. The assets of each of the Sub-Accounts of the Separate Account are segregated and held separate and apart from the assets of the other Sub-Accounts and from C.M. Life's General Account assets. C.M. Life maintains records of all purchases and redemptions of shares of the Portfolios of the Funds held by each of the Sub-Accounts.

                            INDEPENDENT ACCOUNTANTS

The audited financial statements of Panorama Plus Separate Account as included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., Springfield, Massachusetts, 01101, independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for each of the years in the two year period ended December 31, 1997 included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The statutory statements of income, changes in capital stock and surplus and cash flows of C.M. Life Insurance Company for the year ended December 31, 1995 included in this registration statement have been audited by Arthur Andersen LLP, Hartford, Connecticut, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                             PERFORMANCE MEASURES

C.M. Life may show the performance for the Sub Accounts of the Separate Account in the following ways:

                   Standardized Average Annual Total Return
                   ----------------------------------------

C.M. Life will show the "Standardized Average Annual Total Return," formulated as prescribed by the rules of the SEC, for each Sub-Account. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the Annual Contract Maintenance Fee and all other Fund, Separate Account and Contract level charges except premium taxes, if any. The Annual Contract Maintenance Fee is apportioned among the Sub-Accounts based upon the percentages of in force Contracts investing in each of the Sub-Accounts. The Company may choose to show Standardized Average Annual Total Returns based on the inception of the underlying Fund.

The following tables show the Standardized Average Annual Total Return for the Sub-Accounts for the period ended December 31, 1997.


                                     1 Year       5 Years     Since Inception
                                     ------       -------     ---------------
Growth Portfolio                     18.48%       18.11%           17.09%
Total Return Portfolio               11.03%       10.95%           10.62%
Oppenheimer Bond Portfolio            2.96%        6.82%            6.84%
Government Securities Portfolio       2.64%        5.45%            5.93%
Oppenheimer Money Portfolio          -0.64%        3.43%            3.34%
International Portfolio               1.58%        9.08%            6.96%


The inception date of the Contract was May 13, 1992.

                          Additional Performance Measures
                          -------------------------------

The performance figures discussed below, are calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to May 13, 1992 (which they were not). Beginning May 13, 1992 (inception date), actual Accumulation Unit values are used for the calculations.

The difference between the first set, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the Annual Contract Maintenance Fee, whereas the first set does not. Additional details follow.

                    Accumulation Unit Values: Annualized Returns.
                    ---------------------------------------------

C.M. Life will show the ANNUALIZED RETURN, or average annual change in Accumulation Unit values, with respect to one or more periods. For one year, the Annualized Return is the effective annual rate of return. For periods greater than one year, the Annualized Return is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account and Fund expenses (See Table of Fees and Expenses in the Prospectus), the Percentage Change and Annualized Returns also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee and the sales charge or premium taxes (if any), which if included would reduce the percentages reported by C.M. Life.

                      Annualized Accumulation Unit Value Return
                      -----------------------------------------
                            For Periods Ending 12/31/97
                            ---------------------------


                                                                                  Since
Portfolio (Inception)                1 Year     3 Years    5 Years   10 Years   Inception
---------------------                ------     -------    -------   --------   ---------
Growth (1/21/82)                     24.94%     26.01%     18.79%     17.31%     16.99%
Total Return (9/30/82)               17.46%     16.25%     11.97%     12.51%     12.63%
Oppenheimer Bond (4/3/85)             8.02%      8.99%      7.00%      8.26%      8.03%
Government Securities (5/12/92)       7.59%      8.31%      5.56%       N/A       6.04%
Oppenheimer Money (4/3/85)*           4.13%      4.19%      3.51%      4.58%      4.00%
International (5/13/92)               6.88%      9.35%      9.50%       N/A       7.42%


*Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Fee. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the annual Administrative Charge is deducted.

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Performance information for the Sub-Accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

                              Yield and Effective Yield
                              -------------------------

C.M. Life may show yield and effective yield figures for the Money Market Sub-Account. "Yield" refers to the income generated by an investment in the Money Market Sub-Account over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

These figures reflect a deduction for all Fund, Separate Account and Contract level charges, assuming the Contract remains inforce. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

The 7-day Yield and Effective Yield for the Money Market Sub-Accounts for the periods ended December 31, 1997 are as follows:


                                         After Annual Maintenance Charge
Before Annual Maintenance Charge         (Annual Maintenance Charge is 0.086%)
------------------------------------------------------------------------------
7-Day Yield:                3.35%        7-Yield                      3.27%

7-Day Effective Yield:      3.41%        7-Day Effective Yield:       3.32%


The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

                                 DISTRIBUTION

MML Distributors, LLC ("MML Distributors"), is the principal underwriter of the Contracts. MML Distributors is a limited liability corporation. MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the Contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly owned subsidiaries of Massachusetts Mutual Life Insurance Company and affiliates of C.M. Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI in 1997 was $39,500. No compensation was paid to MML Distributors in 1997. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1997 and 1996, commission payments amounted to $4,710,230 and $4,655,336 respectively.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

The offering is on a continuous bases.

                     PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contractholders as accumulation units. Charges associated with such securities are discussed in the Contract Charges section of the prospectus.

                              FEDERAL TAX MATTERS

The Panorama Plus Annuity is designed for use by individuals in retirement plans which may or may not be plans qualified for special tax treatment under Sections 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Contract Balance, on Annuity Income payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the contract is purchased, on the tax and employment status of the individual concerned and on C.M. Life's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon C.M. Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

                            TAX STATUS OF C.M. LIFE

Under existing federal law, no taxes are payable by C.M. Life on investment income and realized capital gains of the Separate Account credited to the Contracts. Accordingly, C.M. Life does not intend to make any charge to the Separate Accounts to provide for company income taxes. C.M. Life may, however, make such a charge in the future if an unanticipated construction of current law or a change in law results in a company tax liability attributable to the Separate Account.

C.M. Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes attributable to the Separate Account may be made.

                          TAX STATUS OF THE CONTRACTS

Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Portfolios of the Fund be "adequately diversified" in accordance with U.S. Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Fund, intends to comply with the diversification requirements prescribed by the U.S. Treasury in Reg. Sec. 1.817-5, which affect how the assets of the Fund may be invested.

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [I.E., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, C.M. Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department may issue. C.M. Life therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-qualified Contract to provide that
(a) if any Contract Owner dies on or after the Annuity Income Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Contract Owner's death; and (b) if any Contract Owner dies prior to the Annuity Income Date, the entire interest in the Contract will be distributed within five years after the date of the Contract Owner's death. These requirements will be considered satisfied as to any portion of the Contract Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The Contract Owner's "designated beneficiary" is the person designated by such Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Contract Owner's "designated beneficiary" is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

                               OTHER INFORMATION

Registration Statements have been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statements, amendments and exhibits thereto has been included in the Prospectus for the Contracts or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

Report Of Independent Accountants

To the Contract Owners of Panorama Plus Separate Account and The Board of Directors of C.M. Life Insurance Company

We have audited the statements of assets and liabilities of the Panorama Total Return Sub-Account, Panorama Growth Sub-Account, Panorama Government Securities Sub-Account, Panorama International Equity Sub-Account, Oppenheimer (formerly Panorama) Money Market Sub-Account, and Oppenheimer (formerly Panorama) Income Sub-Account (the "Sub-Accounts") of the Panorama Plus Separate Account as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with Panorama Series Fund, Inc. and Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts of the Panorama Plus Separate Account as of December 31, 1997, the results of their operations for the year then ended and the changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
March 11, 1998

Panorama Plus Separate Account

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at Market (Notes 3A and 3B):

 Panorama Total Return Sub-Account
  209,083,468 shares (Cost $359,819,168)                                             $    418,171,414

 Panorama Growth Sub-Account
  93,798,911 shares (Cost $245,615,959)                                                   323,612,799

 Panorama Government Securities Sub-Account
  14,635,988 shares (Cost $15,355,455)                                                     16,245,945

 Panorama International Equity Sub-Account
  48,581,105 shares (Cost $57,954,335)                                                     66,070,753
                                                                                     ----------------
                                                                                          824,100,911
                                                                                     ----------------
Oppenheimer Money Market Sub-Account
  14,416,892 shares (Cost $14,416,892)                                                     14,416,892

Oppenheimer Income Sub-Account
  2,561,196 shares (Cost $32,916,657)                                                      30,504,481
                                                                                     ----------------
                                                                                           44,921,373
                                                                                     ----------------
  Total investments                                                                       869,022,284
                                                                                     ----------------
Dividends receivable                                                                           27,840
                                                                                     ----------------
  Total assets                                                                            869,050,124
                                                                                     ----------------

LIABILITIES:
Due to C.M. Life Insurance Company                                                              9,964
                                                                                     ----------------
NET ASSETS                                                                           $    869,040,160
                                                                                     ================

Net assets consisted of:                                      Units     Unit Value       Net Assets
                                                              -----     ----------       ----------
Panorama Total Return Sub-Account                          224,379,585   $1.863659   $    418,167,033
Panorama Growth Sub-Account                                128,553,850    2.517282        323,606,292
Panorama Government Securities Sub-Account                  11,672,397    1.391852         16,246,250
Panorama International Equity Sub-Account                   44,128,995    1.497222         66,070,903
Oppenheimer Money Market Sub-Account                        12,091,336    1.194713         14,445,676
Oppenheimer Income Sub-Account                              21,424,948    1.423761         30,504,006
                                                                                     ----------------
                                                                                     $    869,040,160
                                                                                     ================

                       See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                                           Panorama       Panorama
                                             Panorama       Panorama      Government    International  Oppenheimer    Oppenheimer
                                            Total Return     Growth       Securities       Equity      Money Market      Income
                                            Sub-Account    Sub-Account    Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                            -----------    -----------    -----------    -----------   -----------    -----------
Investment income
Dividends (Note 3B)                         $43,186,809    $20,386,363    $ 1,025,390    $ 1,406,064   $   775,455    $ 1,881,895

Expenses
Mortality and expense risk fees (Note 4)      4,451,906      3,200,467        182,076        717,382       170,812        333,367
                                            -----------    -----------    -----------    -----------   -----------    -----------
Net investment income(Note 3C)               38,734,903     17,185,896        843,314        688,682       604,643      1,548,528
                                            -----------    -----------    -----------    -----------   -----------    -----------
Net realized and unrealized gain
on investments
Net realized gain (loss) on investments
(Notes 3B, 3C and 6)                          5,179,750      8,764,220        264,249      1,281,403            --       (139,043)
Change in net unrealized
  appreciation/depreciation
  of investments                             18,447,840     34,459,860         59,626      2,122,434            --        859,084
                                            -----------    -----------    -----------    -----------   -----------    -----------
Net gain on investments                      23,627,590     43,224,080        323,875      3,403,837            --        720,041
                                            -----------    -----------    -----------    -----------   -----------    -----------
Net increase in net assets resulting
  from operations                           $62,362,493    $60,409,976    $ 1,167,189    $ 4,092,519   $   604,643    $ 2,268,569
                                            ===========    ===========    ===========    ===========   ===========    ===========

                       See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1997

                                                                                   Panorama
                                              Panorama           Panorama         Government
                                             Total Return         Growth          Securities
                                             Sub-Account        Sub-Account       Sub-Account
                                            -------------      -------------     -------------
Increase (decrease) in net assets
Operations:
 Net investment income                      $  38,734,903     $  17,185,896     $     843,314
 Net realized gain (loss) on investments        5,179,750         8,764,220           264,249
 Change in net unrealized
  appreciation/depreciation
   of investments                              18,447,840        34,459,860            59,626
                                            -------------     -------------     -------------
Net increase in net assets
  resulting from operations                    62,362,493        60,409,976         1,167,189
                                            -------------     -------------     -------------
Capital transactions:
 Net contract payments                         27,867,462        31,596,957           927,700
 Withdrawal of funds                          (19,860,273)      (11,972,272)       (1,395,063)
 Reimbursement (payment) of
  accumulation unit value fluctuation              13,955           103,136            (1,516)
 Transfers between sub-accounts and
  the General Account                          (8,787,789)       18,112,938          (813,749)
                                            -------------     -------------     -------------
Net increase (decrease) in net assets
 resulting from capital transactions             (766,645)       37,840,759        (1,282,628)
                                            -------------     -------------     -------------
Total increase (decrease)                      61,595,848        98,250,735          (115,439)

NET ASSETS, at beginning of the year          356,571,185       225,355,557        16,361,689
                                            -------------     -------------     -------------
NET ASSETS, at end of the year              $ 418,167,033     $ 323,606,292     $  16,246,250
                                            =============     =============     =============

                                              Panorama
                                            International       Oppenheimer        Oppenheimer
                                               Equity           Money Market          Income
                                             Sub-Account        Sub-Account        Sub-Account
                                            -------------      -------------      -------------
Increase (decrease) in net assets
Operations:
 Net investment income                      $     688,682     $     604,643     $   1,548,528
 Net realized gain (loss) on investments        1,281,403                --          (139,043)
 Change in net unrealized
  appreciation/depreciation
   of investments                               2,122,434                --           859,084
                                            -------------     -------------     -------------
Net increase in net assets
  resulting from operations                     4,092,519           604,643         2,268,569
                                            -------------     -------------     -------------
Capital transactions:
 Net contract payments                          6,477,310         4,334,561         2,446,088
 Withdrawal of funds                           (3,045,511)       (2,226,289)       (1,769,344)
 Reimbursement (payment) of
  accumulation unit value fluctuation              (4,665)           (3,986)              195
 Transfers between sub-accounts and
  the General Account                           1,806,665        (3,760,136)       (1,693,532)
                                            -------------     -------------     -------------
Net increase (decrease) in net assets
 resulting from capital transactions            5,233,799        (1,655,850)       (1,016,593)
                                            -------------     -------------     -------------
Total increase (decrease)                       9,326,318        (1,051,207)        1,251,976

NET ASSETS, at beginning of the year           56,744,585        15,496,883        29,252,030
                                            -------------     -------------     -------------
NET ASSETS, at end of the year              $  66,070,903     $  14,445,676     $  30,504,006
                                            =============     =============     =============

                       See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1996

                                                                   Sub-Accounts
                                         ------------------------------------------------------------------
                                                                             Government       International
                                           Total Return       Growth         Securities          Equity
                                         ---------------  --------------   --------------   ---------------
                                                                              Panorama          Panorama
                                             Panorama        Panorama        Government       International
                                           Total Return       Growth         Securities          Equity
                                         ---------------  --------------   --------------   ---------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)             $    (880,021)   $    (483,836)   $    (187,679)   $     (90,265)
Net realized gain (loss)
 on investments                                912,928        3,473,349         (118,069)         449,754
Change in net unrealized appreciation/
depreciation of investments                 27,563,072       28,025,240          429,597        5,038,678
                                         -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
resulting from operations                   27,595,979       31,014,753          123,649        5,398,167
                                         -------------    -------------    -------------    -------------
Capital transactions:
Net contract payments                       58,289,165       43,547,484        2,353,505        9,650,871
Withdrawal of funds                        (15,286,758)      (6,911,580)      (1,493,004)      (2,171,308)
Transfers between sub-accounts and
  the General Account                        1,625,115       15,025,257       (2,216,775)       4,652,684
                                         -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
resulting from capital transactions         44,627,522       51,661,161       (1,356,274)      12,132,247
                                         -------------    -------------    -------------    -------------
Total increase (decrease)                   72,223,501       82,675,914       (1,232,425)      17,530,414

NET ASSETS, at beginning of the year       284,347,684      142,679,643       17,594,114       39,214,171
                                         -------------    -------------    -------------    -------------
NET ASSETS, at end of the year             356,571,185      225,355,557       16,361,689       56,744,585
                                         =============    =============    =============    =============
                                                                     Sub-Accounts
                                         --------------------------------------------------------------------
                                                   Money Market                         Income
                                         ---------------------------------   --------------------------------
                                             Panorama        Oppenheimer       Panorama         Oppenheimer
                                         Money Market/(1)/    Money/(2)/      Income/(3)/        Bond/(4)/
                                         -----------------  --------------   --------------   ---------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)             $        645,313   $       47,492   $    3,660,929   $       444,994
Net realized gain (loss)
 on investments                                        --               --       (3,362,435)           73,809
Change in net unrealized appreciation/
depreciation of investments                            --               --          218,297          (734,953)
                                         ----------------   --------------   --------------   ---------------
Net increase (decrease) in net assets
resulting from operations                         645,313           47,492          516,791          (216,150)
                                         ----------------   --------------   --------------   ---------------
Capital transactions:
Net contract payments                          10,034,439          412,644        6,566,750           219,153
Withdrawal of funds                              (981,045)         (64,032)      (1,443,217)         (360,211)
Transfers between sub-accounts and
  the General Account                         (28,353,311)      15,100,779      (32,577,949)       29,609,238
                                         ----------------   --------------   --------------   ---------------
Net increase (decrease) in net assets
resulting from capital transactions           (19,299,917)      15,449,391      (27,454,416)       29,468,180
                                         ----------------   --------------   --------------   ---------------
Total increase (decrease)                     (18,654,604)      15,496,883      (26,937,625)       29,252,030

NET ASSETS, at beginning of the year           18,654,604               --       26,937,625                --
                                         ----------------   --------------   --------------   ---------------
NET ASSETS, at end of the year                         --       15,496,883               --        29,252,030
                                         ================   ==============   ==============   ===============

/(1)/ For the period 1/1/96-12/1/96, the Money Market Sub-Account invested in shares of the Panorama Series Money Market Portfolio which has since been liquidated.

/(2)/ For the period 12/2/96-12/31/96, the Money Market Sub-Account invested in shares of the Oppenheimer Money Fund.

/(3)/ For the period 1/1/96-12/1/96, the Income Sub-Account invested in shares of the Panorama Series Income Portfolio which has since been liquidated.

/(4)/ For the period 12/2/96-12/31/96, the Income Sub-Account invested in shares of the Oppenheimer Bond Fund.

                       See Notes to Financial Statements.

Panorama Plus Separate Account

Notes To Financial Statements

1.  HISTORY

    Panorama Plus Separate Account (the "Separate Account") was established as a separate investment account of C.M. Life Insurance Company ("C.M. Life"). C.M. Life was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). Upon the merger, CML's existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual. The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 ("the 1940 Act") and the rules promulgated thereunder.

2.  INVESTMENT OF THE SEPARATE ACCOUNT'S ASSETS

    The Separate Account maintains six Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of two investment companies: the Panorama Series Fund, Inc. ("Panorama Fund") (prior to May 1, 1996 named Connecticut Mutual Financial Services Series Fund I, Inc.), and the Oppenheimer Variable Account Funds ("Oppenheimer Trust"). Panorama Fund is a registered, open-end, diversified management investment company with four of its portfolios currently available to Panorama Plus contract owners: Total Return, Growth, Government Securities and International Equity. Oppenheimer Trust is a registered, open-end, diversified management investment company with two of its funds currently available to Panorama Plus contract owners:
    Oppenheimer Money and Oppenheimer Bond. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund and Oppenheimer Trust.

    In addition to the six Sub-Accounts of the Separate Account, a contract owner may also allocate funds to C.M. Life's General Account. Interests in the General Account are registered under the Securities Act of 1933, as amended, but the General Account in not registered under the 1940 Act.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.  Investment Valuation

    Investments in Panorama Fund and Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

B.  Accounting for Investments

    Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.  Federal Income Taxes

    Operations of the Separate Account form a part of the total operations of C.M. Life, and the Separate Account is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account's investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    There are no deductions for sales charges made from contract payments at the time of purchase. C.M. Life may pay premium taxes in connection with purchase payments under the Contracts. Depending upon applicable state law, C.M. Life will deduct any premium taxes from purchase payments, upon surrender or on the Annuity Income Date. Premium taxes currently range from 0% to 4.28% of purchase payments.

    There is also an annual contract maintenance fee (currently $30 per Contract), imposed each year for contract maintenance and related administrative expenses.

    For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.07% of the daily net asset value of the Separate Account's assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .07% of the daily net assets of each of the Sub-Accounts of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

5.  DISTRIBUTION AGREEMENTS

    MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Panorama Plus Separate Account (prior to May 1, 1996, MML Distributors was known as Connecticut Mutual Financial Services, LLC). MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

    Effective March 1, 1996, MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and Panorama Plus Separate Account. MMLISI is registered with the SEC as a broker dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

    Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.  PURCHASES AND SALES OF INVESTMENTS


                                                                    Panorama          Panorama
                                Panorama          Panorama         Government       International      Oppenheimer      Oppenheimer
For The Year Ended             Total Return        Growth          Securities          Equity          Money Market       Income
December 31, 1997              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
-----------------             -------------     -------------     -------------     -------------     -------------    -------------

Cost of purchases              $ 85,554,515      $ 80,849,916      $  4,084,400      $ 13,682,854      $ 15,158,981     $  7,007,847


Proceeds from sales            $ 47,516,168      $ 25,673,983      $  4,527,376      $  7,756,594      $ 16,191,291     $  6,474,260



7.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                                             Panorama
                                            Panorama        Panorama        Government
For The Year Ended                        Total Return       Growth         Securities
December 31, 1997                         Sub-Account      Sub-Account      Sub-Account
------------------                       -------------    -------------    -------------
Units purchased                          $  16,378,019    $  14,130,615    $     733,847
Units withdrawn                            (11,576,893)      (5,433,187)      (1,081,277)
Units transferred between sub-accounts
 and the General Account                    (5,155,765)       8,009,888         (627,984)
                                         -------------    -------------    -------------
Net increase (decrease)                  $    (354,639)   $  16,707,316    $    (975,414)

Units, at beginning of the year            224,734,224      111,846,534       12,647,811
                                         -------------    -------------    -------------
Units, at end of the year                $ 224,379,585    $ 128,553,850    $  11,672,397
                                         =============    =============    =============
                                           Panorama
                                         International    Oppenheimer       Oppenheimer
For The Year Ended                          Equity        Money Market        Income
December 31, 1997                         Sub-Account      Sub-Account      Sub-Account
------------------                       -------------    -------------    -------------
Units purchased                          $   4,497,931    $   3,926,075    $   1,858,460
Units withdrawn                             (2,125,968)      (2,112,329)      (1,344,284)
Units transferred between sub-accounts
 and the General Account                     1,249,374       (3,229,532)      (1,281,767)
                                         -------------    -------------    -------------
Net increase (decrease)                  $   3,621,337    $  (1,415,786)   $    (767,591)

Units, at beginning of the year             40,507,658       13,507,122       22,192,539
                                         -------------    -------------    -------------
Units, at end of the year                $  44,128,995    $  12,091,336    $  21,424,948
                                         =============    =============    =============

Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital stock and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of C.M. Life Insurance Company for the year ended December 31, 1995 were audited by other auditors whose report, dated February 15, 1996, expressed an adverse opinion on those statements as to fair presentation in conformity with generally accepted accounting principles and expressed an unqualified opinion in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut ("statutory accounting principles"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

COOPERS & LYBRAND, L.L.P.


Springfield, Massachusetts
February 6, 1998

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                        1997              1996
                                                        ----              ----
                                                             (in Millions)
Assets:
Bonds ......................................          $  664.5          $  736.5
Common stocks ..............................              61.4              55.6
Mortgage loans .............................             101.6              33.8
Other investments ..........................               2.2                 -
Policy loans ...............................             142.5             132.9
Cash and short-term investments ............              88.4              63.7
                                                      --------          --------

                                                       1,060.6           1,022.5

Investment and insurance amounts
  receivable ...............................              30.1              32.9
Federal income tax receivable ..............                 -               7.1
Transfer due from separate account .........              32.0              24.3
                                                      --------          --------

                                                       1,122.7           1,086.8

Separate account assets ....................           1,096.5             779.8
                                                      --------          --------

                                                      $2,219.2          $1,866.6
                                                      ========          ========



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

                                                                 December 31,
                                                     1997                          1996
                                                     ----                          ----
                                                    ($ In Millions Except for Par Value
                                                            and Share Amounts
Liabilities:
Policyholders' reserves and funds ..............   $  951.0                      $  907.5
Policyholders' claims and other benefits .......        4.5                           3.8
Payable to parent ..............................       13.6                           9.6
Federal income taxes payable ...................        6.1                             -
Asset valuation reserve ........................       22.7                          18.5
Investment reserves ............................        3.9                           3.3
Other liabilities ..............................        7.7                          34.3
                                                   --------                      --------

                                                    1,009.5                         977.0

Separate account reserves and liabilities ......    1,096.5                         779.8
                                                   --------                      --------

                                                    2,106.0                       1,756.8
                                                   --------                      --------
Capital stock and surplus:

Common stock, $200 par value
   50,000 shares authorized
   12,500 shares issued and outstanding ........        2.5                           2.5
Paid-in and contributed surplus ................       43.8                          43.8
Surplus ........................................       66.9                          63.5
                                                   --------                      --------

                                                      113.2                         109.8
                                                   --------                      --------

                                                   $2,219.2                      $1,866.6
                                                   ========                      ========


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME
                                                    Years ended December 31,
                                                  1997        1996        1995
                                                  ----        ----        ----
                                                         (In Millions)
Revenue:

Premium Income ............................      $331.3      $314.4      $260.8
Net investment and other income ...........        72.1        76.4        84.4
                                                 ------      ------      ------

                                                  403.4       390.8       345.2
                                                 ------      ------      ------
Benefits and expenses:

Policy benefits and payments ..............       100.4        99.0        58.9
Addition to policyholders' reserves, funds
  and separate accounts ...................       190.0       210.3       211.4
Operating expenses ........................        49.5        45.4        32.1
Commissions ...............................        33.5        25.0        14.1
State taxes, licenses and fees ............         3.5         3.2         5.0
                                                 ------      ------      ------

                                                  376.9       382.9       321.5
                                                 ------      ------      ------
Net gain from operations before federal
  income taxes ............................        26.5         7.9        23.7

Federal income taxes ......................        19.0         6.3         9.4
                                                 ------      ------      ------
Net gain from operations ..................         7.5         1.6        14.3

Net realized capital gain (loss) ..........         0.1         0.6        (0.5)
                                                 ------      ------      ------

Net income ................................      $  7.6      $  2.2      $ 13.8
                                                 ======      ======      ======


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                     Years Ended December 31,
                                                    1997       1996       1995
                                                    ----       ----       ----
                                                          (In Millions)
Capital stock and surplus equity,
 beginning of year ............................    $109.8     $113.2     $103.8

Increases (decreases) due to:
 Net income ...................................       7.6        2.2       13.8
 Change in asset valuation and investment
  reserves ....................................      (4.8)      (1.9)      (9.2)
 Change in non-admitted assets and other ......      (0.2)      (2.7)      (1.2)
 Net unrealized capital gain (loss) ...........       0.8       (1.0)       6.0
                                                   ------     ------     ------

                                                      3.4       (3.4)       9.4
                                                   ------     ------     ------

Capital stock and surplus equity, end of year..    $113.2     $109.8     $113.2
                                                   ======     ======     ======



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                       Years Ended December 31,
                                                       1997       1996     1995
                                                       ----       ----     ----
                                                              (In Millions)
Operating activities:

   Net income .......................................  $  7.6   $  2.2   $ 13.8
   Additions to policyholders' reserves and funds
    net of transfers to separate accounts ...........    44.2     41.6     84.2
   Net realized capital gain (loss) .................    (0.1)    (0.6)     0.5
   Other changes ....................................     0.5     (0.8)    (0.6)
                                                       ------   ------   ------

   Net cash provided by operating activities ........    52.2     42.4     97.9
                                                       ------   ------   ------
Investing activities:
   Loans and purchases of investments ...............  (438.6)  (184.9)  (491.9)
   Sales and maturites of investments and
    receipts from repayment of loans ................   411.1    191.1    406.0
                                                       ------   ------   ------
Net cash provided by (used in) investing
  activities ........................................   (27.5)     6.2    (85.9)
                                                       ------   ------   ------

Increase in cash and short-term investments .........    24.7     48.6     12.0

Cash and short-term investments, beginning of
year ................................................    63.7     15.1      3.1
                                                       ------   ------   ------

Cash and short-term investments, end of year ........  $ 88.4   $ 63.7   $ 15.1
                                                       ======   ======   ======


                  See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

C.M. Life Insurance Company (the Company) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and all 50 states except New York.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project to codify statutory accounting principles ("Codification") with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the Company's principal accounting policies and practices.

A. Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans.

Notes To Statutory Financial Statements (Continued)

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U. S. Treasury purchase commitments, options and interest rate swaps. This reserve is amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $2.0 million in 1997 and $0.4 million in 1996 and net realized after tax capital losses of $0.9 million in 1995 were transferred to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $0.1 million in 1997, 1996 and 1995. At December 31, 1997, 1996 and 1995, the Interest Maintenance Reserve consisted of a net loss deferral which was recorded as a reduction of surplus.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. The assets consist principally of marketable securities reported at fair value. Transfers due from separate account represents the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. Reserves for these life and annuity contracts have been established using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions. The Company receives administrative and investment advisory fees from these accounts.

C. Non-admitted Assets

Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.7 million and $6.6 million as of December 31, 1997 and 1996, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 4.0 to 4.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $115.6 million and $113.7 million at December 31, 1997 and 1996, respectively (fair value of $116.0 million and $113.7 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections).

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3.  FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1991 and is currently examining the Company for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

The Company plans to file a separate company 1997 federal income tax return.

Federal tax payments were $6.8 million in 1997, $17.6 million in 1996 and $10.7 million in 1995.

4.  CAPITAL STOCK AND SURPLUS

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory capital stock and surplus is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $10.7 million of capital stock and surplus is available for distribution to the shareholder in 1998 without prior regulatory approval.

5.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, will furnish the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $39.7 million, $45.9 million and $34.0 million in 1997, 1996 and 1995, respectively.

Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps and MML Distributors. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $4 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

The Company has a modified coinsurance quota-share reinsurance agreement with Mass Mutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits for the ceded policies are retained by the Company.

The Company also has a stop-loss agreement with MassMutual, with maximum coverage at $25.0 million, under which the Company cedes claims which, in aggregate, exceed $35.6 million in 1997, $28.1 million in 1996, and $24.2 million in 1995. For each of the years, the limit was not exceeded. The Company paid approximately $1.0 million, $0.4 million, and $0.6 million in premiums under the agreement in 1997, 1996 and 1995, respectively.

6.   INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.


A. Bonds

The carrying value and estimated fair value of investments in bonds as of December 31, 1997 and 1996 are as follows:


                                                December 31, 1997
                                               Gross         Gross     Estimated
                                 Carrying   Unrealized    Unrealized     Fair
                                  Value        Gains         Losses      Value
                                  -----        -----         ------      -----
                                                   (in Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and agencies                   $ 104.3       $  2.2         $ 0.2      $ 106.3
Debt securities issued by
 foreign governments                4.6          0.0           0.3          4.3
Mortgage-backed securities         38.8          1.0           0.2         39.6
State and local governments        20.0          0.3             -         20.3
Corporate debt securities         471.8         15.6           1.9        485.6
Utilities                          25.0          1.1             -         26.1
                                -------       ------         -----      -------
    Total                       $ 664.5       $ 20.2         $ 2.6      $ 682.1
                                =======       ======         =====      =======

                                                 December 31, 1996
                                             Gross        Gross      Estimated
                                 Carrying  Unrealized   Unrealized     Fair
                                  Value      Gains        Losses       Value
                                  -----      -----        ------       -----
                                                 (In Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and Agencies                    $138.8      $  2.2        $ 1.0       $140.0
Debt securities issued by
 foreign governments                3.9         0.1            -          4.0
Mortgage-backed securities         37.4         0.7          0.7         37.4
State and local governments        10.3         0.2          0.1         10.4
Industrial securities             509.2        11.6          3.7        517.1
Utilities                          36.9         1.2          0.2         37.9
                                 ------      ------        -----       ------
    Total                        $736.5      $ 16.0        $ 5.7       $746.8
                                 ======      ======        =====       ======

The carrying value and estimated fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.
                                                                       Estimated
                                             Carrying                    Fair
                                               Value                     Value
                                               -----                     -----
                                                        (In Millions)
Due in one year or less                       $ 34.3                    $ 34.3
Due after one year through five years          227.7                     232.0
Due after five years through ten years         209.7                     217.4
Due after ten years                             80.3                      83.4
                                             -------                    ------
                                               552.0                     567.1
Mortgage-backed securities, including
   securities guaranteed by the U.S.
   Government                                  112.5                     115.0
                                             -------                    ------
 Total                                       $ 664.5                    $682.1
                                             =======                    ======

Proceeds from sales of investments in bonds were $388.8 million during 1997, $162.9 million during 1996, and $380.6 million during 1995. Gross capital gains of $3.8 million in 1997, $1.6 million in 1996, and $3.6 million in 1995 and gross capital losses of $0.5 million in 1997, $0.9 million in 1996, and $4.7 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B. Stocks

Common stocks had a cost of $50.2 million in 1997 and $47.2 million in 1996.

C. Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $17.3 million and $21.9 million at December 31, 1997 and 1996, respectively. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1997, 1996 and 1995.

D. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million and $2.8 million at December 31, 1997 and 1996, respectively.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest rates calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps outstanding with notional amounts of $46.5 million and $13.0 million, respectively. The fair value of these instruments was $0.2 million at December 31, 1997 and $0.1 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to five years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $111.3 million and $34.7 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $2.2 million and $0.1 million which had fair values of $2.3 million and $0.1 million at December 31, 1997 and 1996, respectively.

Notes To Statutory Financial Statements (Continued)

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997 and 1996. The fair values of these instruments were an unrealized gain of $0.1 million and an unrealized loss of $0.1 million at December 31, 1997 and 1996, respectively.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $3.0 million and $2.0 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $2.6 million and $0.1 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8.  LIQUIDITY

The withdrawal characteristics of the policyholder's reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:

                                                           (In Millions)
Total policyholders' reserves and funds and,
 separate account liabilities                         $2,047.5
Not subject to discretionary withdrawal                   (1.4)
Policy loans                                            (142.5)
                                                      --------
 Subject to discretionary withdrawal                                $1,903.6
                                                                    ========
Total invested assets, including separate
 investment accounts                                  $2,157.1
Policy loans and other invested assets                  (295.3)
                                                      --------
 Marketable investments                                             $1,861.8
                                                                    ========


9.  BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. The Company elected not to admit $1.3 million and $1.6 million of guaranty fund premium tax offset receivable relating to prior assessments in 1997 and 1996, respectively.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be forseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

10. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

11. AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1997 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation - 98.5%
    Charter Oak Capital Management, Inc. - 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation - 84.8%
    Oppenheimer Acquisition Corporation - 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. - (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. - (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A.
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    ------------------------------------
    MassMutual/Carlson CBO N. V. - 100%
    MassMutual Corporate Value Limited - 46%
    9048 - 5434 Quebec, Inc.

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                                    PART C
                               OTHER INFORMATION

Item 24  Financial Statements and Exhibits
         ---------------------------------

    (a)  Financial Statements:

         Financial Statements Included in Part A
         ---------------------------------------

         Condensed Financial Information

         Financial Statements Included in Part B
         ---------------------------------------

         Registrant
         ----------

         Reports of Independent Accountants

         Statement of Assets and Liabilities as of December 31, 1997

         Statement of Operations for the year ended December 31, 1997

         Statement of Changes in Net Assets for the years ended December 31, 1997, and 1996
         Notes to Financial Statements

         The Depositor
         -------------

         Reports of Independent Accountants

         Statutory Statements of Financial Position as of December 31, 1997 and
             1996

         Statutory Statements of Income for the Years ended December 31, 1997,
             1996 and 1995

         Statutory Statements of Changes in Capital Stock and Surplus for the years ended December 31, 1997, 1996 and 1995

         Statutory Statements of Cash Flows for the years ended December 31,
             1997, 1996 and 1995
         Notes to Statutory Financial Statements

    (b)  Exhibits:

(1) Copy of Resolution of the Board of Directors of C.M. Life Insurance Company establishing the Separate Account./1/

(2)   Not Applicable.

(3) (a) Form of Distribution Agreement between the Registrant and MML Distributors LLC./3/

      (b) Copy of Underwriting and Servicing Agreement between MML Investors Services, Inc. and C.M. Life Insurance Company./2/

(4) (a) Form of Individual Contract and Certificates for the Panorama Plus Annuity./1/

(5)   Form of Application for the Panorama Plus Annuity Individual
      Contract./1/

(6)   (a) Copy of the Articles of Incorporation of C.M. Life Insurance
      Company./4/

      (b) Copy of the By-Laws of C.M. Life Insurance Company./4/

(7)   Not Applicable.

(8) (a) Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds./5/

(8) (b) Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, OppenheimerFunds, Inc. and Panorama Series Funds, Inc./5/

(9)   Opinion of and Consent of Counsel./1/

(10)  (i)   Consent of Coopers & Lybrand, L.L.P., Independent
            Accountants./1/

      (ii)  Consent of Arthur Andersen LLP, Independent Public
            Accountants./1/

      (iii) Report of Arthur Andersen LLP, Independent Public
            Accountants./1/

      (iv)  Copy of the Powers of Attorney/6/

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Form of Schedule of Computation of Performance/1/

(14)  Not Applicable.

/1/ Filed herewith.

/2/ Incorporated by reference to Exhibit 1(b) to the registration statement on Form S-1 for C.M. Life Insurance Company (File No. 333-2347) as filed with the Securities and Exchange Commission on April 8, 1996.

/3/ Incorporated by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for the Panorama Plus Separate Account (File No. 33-45122) as filed with the Securities and Exchange Commission on April 23, 1997.

/4/ Incorporated by reference to Post Effective Amendment No. 3 to Registration
    Statement File No. 33-91072.

/5/ Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

/6/ Incorporated by reference to Post Effective Amendment No. 4 to Registration
    No. 333-2347

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                          C.M. LIFE INSURANCE COMPANY


----------------------------------------------------------------------------------------------------------------------------------

NAME AND POSITION                           PRINCIPAL OCCUPATION(S ) DURING PAST FIVE YEARS

----------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director          Director, President and Chief Executive Officer, C.M. Life, since 1996; Executive
President and Chief Executive Officer       Vice President and General Counsel, since 1993. Senior Vice President and Deputy
1295 State Street                           General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
----------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                    Director, C.M. Life, since 1996; Executive Vice President, since 1994, Associate
1295 State Street                           Executive Vice President, 1994-1994, General Agent, 1982-1993, MassMutual
Springfield, MA  01111
----------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior Vice   Director and Senior Vice President-Investments, C.M. Life, since 1996; Chief
President-Investments                       Executive Director-Investment Management, since 1997, Senior Vice President, 1993-
1295 State Street                           1997. MassMutual; Investment Manager, Aetna Life and Casualty and Affiliates,
Springfield, MA  01111                      1979-1993
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also Directors):

----------------------------------------------------------------------------------------------------------------------------------
Paul D. Adornato                            Senior Vice President-Operations, C.M. Life, since 1996; Senior Vice President,
140 Garden Street                           MassMutual, since 1986
Hartford, CT  06154
----------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling                        Senior Vice President-Large Corporate Marketing, C.M. Life, since 1996; Senior Vice
140 Garden Street                           President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual
Hartford, CT  06154                         Life Insurance Company, 1994-1996; Senior Vice President-International, Travelers
                                            Insurance Co., 1987-1993
----------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford                             Senior Vice President-Annuity Marketing, C.M. Life, since 1996; Senior Vice
140 Garden Street                           President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life
Hartford, CT  06154                         Insurance Company, 1989-1996
----------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn                              Senior Vice President and Actuary, C.M. Life, since 1996; Senior Vice President and
1295 State Street                           Actuary, since 1995, Vice President and Actuary, 1980-1995, MassMutual
Springfield, MA  01111
----------------------------------------------------------------------------------------------------------------------------------
Edward M. Kline                             Treasurer, C.M. Life, since 1997; Vice President, since 1989, and Treasurer, since
1295 State Street                           1997, MassMutual
Springfield, MA  01111
----------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli                               Secretary, C.M. Life, since 1988; Vice President, Secretary and Associate General
1295 State Street                           Counsel, since 1998, Associate Secretary, 1996-1998. MassMutual; Corporate
Springfield, MA  01111                      Secretary and Counsel, Connecticut Mutual Life Insurance Company, 1988-1996
----------------------------------------------------------------------------------------------------------------------------------


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

                          LIST OF SUBSIDIARIES AND AFFILIATES

LIST OF SUBSIDIARIES AND AFFILIATES

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

2. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

3. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut life and health insurer, all the stock of which is owned by MassMutual.

5. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest herein.

6. MassMutual Holding Company, a Delaware holding company, all the stock of which is owned by MassMutual.

7. MassMutual of Ireland, Limited., incorporated in the Republic of Ireland, to operate a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.

8. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

9. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares are owned by MassMutual.

10. G.R. Phelps & Company, Inc., Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.

11. MML Investors Services, Inc., registered broker-dealer incorporated in Massachusetts, MassMutual Holding Company owns 86% of the capital stock and F.R. Phelps & Co., Inc. owns 14% of the capital stock of MML Investors Services, Inc..

12. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc.

13. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I.

14. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

15. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

16. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

17. MML Securities Corporation, a "Massachusetts Securities Corporation", all of the stock of which is owned by MML Investors Services, Inc.

18. DISA Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

19. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, and is controlled by MML Insurance Agency, Inc.

21. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

22. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

23. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

24. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operated a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each owns 99% of the outstanding shares.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 93% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

27. 9048-5434 Quebec, Inc., a Quebec corporation, which operates as the owner of hotel property in Montreal, Quebec, Canada. MassMutual Holdings MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

28. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 98.7% of the capital stock of Antares.

29. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

30. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

31. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for David L. Babson and Company, Incorporated. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

32. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC.

33. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB.

34. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

35. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David
           L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

36. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

37. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation

38. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

39. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

40. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, 80% of the stock of which is owned by OppenheimerFunds, Inc.

41. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

43. Oppenheimer Real Asset Management, Inc., a commodity pool operator incorporated in Delaware, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

46. Centennial Capital Corporation, a Delaware corporation that formerly sponsor a unit investment trust. Centennial Asset Management Corporation owns all the outstanding shares of Centennial Capital Corporation.

47. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

48. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

49. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

50. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

51. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

52. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

53. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO LLC, MassMutual High Yield Partners LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

54. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

55. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

56. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

57. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC MMHC Investment, Inc. owns 50% of the capital stock of this company

58. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.

59. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

60. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

61. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

62. MassMutual Internacional (Argentina) S.A., an Argentine corporation, which operates as a holding company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

63. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

64. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

65. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

66. MassLife Seguros de Vida S.A., a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

67. MassMutual Services, S.A., an Argentine corporation, which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99.9% of the outstanding shares and MassMutual International, Inc. own 0.1% of the shares.

68. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Internacional (Chile S.A.) owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

69. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

70. Compania Seguros de Vida Corp, S.A., a Chilean insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company

71. Oppenheimer Series Fund Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates own a majority of the outstanding shares issued by the fund.

72. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

73. The DLB Fund Group, an open-end management investment company, advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series.

MassMutual acts as the investment adviser to each of the following investment companies and as such may be deemed to control them.

1. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

2. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

3. MassMutual Corporate Value Partners, Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

4. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

5. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

6. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

7. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operates a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each own 50% of the outstanding shares.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79% , MMHC investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of February 26, 1998, there were 23,162 Contract Owners in the Separate Account.

ITEM 28.  INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Connecticut Law. Because all directors and officers of the Registrant shall
---------------
serve at the request of its parent corporation, Connecticut Mutual Life Insurance Company, a Connecticut nonstock corporation, indemnification of the directors and officers may be provided by Connecticut Mutual Life Insurance Company. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-454a governs indemnification by a nonstock corporation of persons who are serving at its request as directors or officers of a stock corporation. Under C.G.S. Section 33-454a, a nonstock corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is or was serving at the request of the nonstock corporation as a director or officer of a stock corporation, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

According to C.G.S. Section 33-454a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of stock corporation, which the director or officer serves or served at the request of the nonstock corporation, the nonstock corporation shall indemnify a director or officer against judgements, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him in connection with the proceeding, or any appeal therein, if and only if he acted (i) in good faith and (ii) in a
                    --------------
manner he reasonably believed to be in the best interests of the nonstock corporation. However, where the proceeding brought is criminal in nature, C.G.S.
Section 33-454a requires that the director of officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or
(ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S, Section 33- 454a may be made (i) in writing by a majority of those members of the board of directors of the nonstock corporation who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, (iii) in the case of an employee or an agent of the nonstock corporation who is serving as a director or an officer of a stock corporation at the request of the nonstock corporation, by the nonstock corporation's general counsel, or (iv) by the members of the nonstock corporation entitled to vote thereon. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel, the general counsel or the members and his application for indemnification was rejected.

For the purposes of C.G.S. Section 33-454a, the termination of any proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the nonstock corporation. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

In non derivative proceedings based on the purchase or sale of securities of the stock corporation, which the director or officer serves or served at the request of the nonstock corporation, C.G.S. Section 333-454a provides that the nonstock corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstance, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

Pursuant to C.G.S. Section 33-454a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the nonstock corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the nonstock corporation. The nonstock corporation also shall indemnify a director or officer where the court determined that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the nonstock corporation shall not indemnify a director or officer for amounts paid to the nonstock corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

C.G.S. Section 33-454a also provides that expenses incurred in defending a proceeding may be paid by the nonstock corporation in advance of the final disposition of such proceeding upon authorization of the board or directors of the nonstock corporation, provided said expenses are indemnifiable under the statute and the director of officer agrees to repay such amount if he is later found not entitled to indemnification by the nonstock corporation.

Any provision in the certificate of incorporation, the by-laws, a member or director resolution, of agreement or otherwise that is inconsistent with C.G.S.
Section 33-454a is invalid; provided, however, that the statute specifically authorizes a nonstock corporation to procure insurance providing greater indemnification rights than those set out in C.G.S. Section 33-454a, the premium cost of which may be shared with the director or officer on such basis as my be agreed upon.

Indemnification provided by Connecticut Mutual Life Insurance Company to the directors and officers of the Registrant may also be governed by C.G.S. Section 38-27b, which governs indemnification of persons serving as directors and officers of a stock corporation at the request of a mutual insurance company. Under C.G.S. Section 38-27b, the extent of indemnification that may be provided by a mutual insurance company is more limited than that which may be provided by a nonstock corporation under C.G.S. Section 33-454a. Unlike a nonstock corporation, a mutual insurance company may not provide indemnification based solely on a determination that: (i) the director or officer was successful on the merits in the proceeding, or (ii) in view of all circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, unlike a nonstock corporation, a mutual insurance company may not indemnify an employee or an agent of the mutual company serving at its request as a director or an officer of a stock corporation based solely on a determination by the general counsel of the nonstock corporation that the director or officer has met the applicable standard of behavior entitling him to indemnification.

The Directors and Officers of the Registrant are covered under a Directors and Officers liability policy written by Sargasso Mutual Insurance Company, Ltd. naming the Directors and Officers of Connecticut Mutual Life Insurance Company and its subsidiaries (including the Registrant) as insureds. Such Directors and Officers are indemnified for loss arising from any claim by reason of any Wrongful Act in their capacities as Directors or Officers. The term "loss" means any amount which the Insureds are legally obligated to pay for a claim for Wrongful Acts. The term "Wrongful Act" means any of alleged breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by a Director of Officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their Directors and Officers. The limit of liability under the policy is $15,000,000 each policy year.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) MML Distributors, LLC, a wholly owned subsidiary of MassMutual acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1) MML Distributors, LLC is the principal underwriter of the Contracts. The following people are officers and member representatives of the principal underwriter.

                      OFFICERS AND MEMBER REPRESENTATIVES
                             MML DISTRIBUTORS, LLC

Kenneth M. Rickson    Member Representative      One Monarch Place
                      G.R. Phelps & Co., Inc.    1414 Main Street
                                                 Springfield, MA  01144-1013

Margaret Sperry       Member Representative      1295 State Street
                      Massachusetts Mutual       Springfield, MA  01111-0001
                      Life Insurance Co.

Kenneth M. Rickson    Chief Executive Officer,   One Monarch Place
                      President, and Main OSJ    1414 Main Street
                      Supervisor                 Springfield, MA 01144-1013

John E. Forrest       Vice President             One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA  01144-1013

Michael L. Kerley     Vice President             One Monarch Place
                      Assistant Secretary        1414 Main Street
                                                 Springfield, MA 01144-1013

Ronald E. Thomson     Vice President             One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA 01144-1013

James T. Bagley       Treasurer                  1295 State Street
                                                 Springfield, MA 01111

Bruce C. Frisbie      Assistant Treasurer        1295 State Street
                                                 Springfield, MA 01111-0001

Raymond W. Anderson   Assistant Treasurer        140 Garden Street
                                                 Hartford, CT 06154

Ann F. Lomeli         Secretary                  1295 State Street
                                                 Springfield, MA 01111-0001

Eileen D. Leo         Assistant Secretary        One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA 01144-1013

Marilyn A. Sponzo     Chief Legal Officer        One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA  01144-1013

Robert Rosenthal      Compliance Officer         One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA  01144-1013

Melissa Thompson       Registration Manager          One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA  01144-1013

Ruth B. Howe           Director of Continuing        One Monarch Place
                       Education                     1414 Main Street
                                                     Springfield, MA  01144-1013

Peter D. Cuozzo        Variable Life Supervisor and  140 Garden Street
                       Hartford OSJ Supervisor       Hartford, CT  06154

Maureen Ford           Variable Annuity Supervisor   140 Garden Street
                                                     Hartford, CT  06154

Anne Melissa Dowling   Large Corporate Markets       140 Garden Street
                       Supervisor                    Hartford, CT  06154

(b)(2) MML Investors Services, Inc. is the co-underwriter of the Contracts. The following people are the officers and directors of the co-underwriter.

                         MML INVESTORS SERVICES, INC.
                            OFFICERS AND DIRECTORS

OFFICER                                               BUSINESS ADDRESS
--------------------------------------------------------------------------------
Kenneth M. Rickson                                    One Monarch Place
President                                             1414 Main Street
                                                      Springfield, MA 01144-1013

Michael L. Kerley                                     One Monarch Place
Vice President, Chief Legal Officer,                  1414 Main Street
Chief Compliance Officer, Assistant Secretary         Springfield, MA 01144-1013

Ronald E. Thomson                                     One Monarch Place
Vice President, Treasurer                             1414 Main Street
                                                      Springfield, MA 01144-1013

Ann F. Lomeli                                         1295 State Street
Secretary                                             Springfield, MA 01111

John E. Forrest                                       One Monarch Place
Vice President                                        1414 Main Street
National Sales Director                               Springfield, MA 01144-1013

Eileen D. Leo                                         One Monarch Place
Assistant Secretary,                                  1414 Main Street
Assistant Treasurer                                   Springfield, MA 01144-1013

David Deonarine                                       One Monarch Place
Sr. Registered Options Principal                      1414 Main Street
                                                      Springfield, MA 01144-1013

Nicholas J. Orphan                                    245 Peach Tree Center
Regional Supervisor (South)                           Ave., Suite 2330
                                                      Atlanta, GA 30303

Robert W. Kumming                                     1295 State Street
Regional Pension Management Supervisor (East/Central) Springfield, MA 01111

Peter J. Zummo                                        1295 State Street
Regional Pension Management Supervisor (South/West)   Springfield, MA 01111

Bruce Lukowiak                                        6263 North Scottsdale Rd.,
                                                      Suite 222

Regional Supervisor (West)            Scottsdale, AZ 85250

Gary L. Greenfield                    1 Lincoln Center, Suite 1490
Regional Supervisor (Central)         Oakbrook Terrace, IL 60181

Burvin E. Pugh, Jr.                   1295 State Street
Chief Agency Field Force Supervisor   Springfield, MA 01111

John P. McCloskey                     1295 State Street
Regional Supervisor (East)            Springfield, MA 01144

Susan Alfano                          1295 State Street
Director                              Springfield, MA 01111

Lawrence V. Burkett, Jr.              1295 State Street
Chairman of the Board of Directors    Springfield, MA 01111

Peter Cuozzo, CLU, ChFC               140 Garden Street
Director                              Hartford, CT 06154

John B. Davies                        1295 State Street
Director                              Springfield, MA 01111

Anne Melissa Dowling                  140 Garden Street
Director                              Hartford, CT 01654

Maureen R. Ford                       140 Garden Street
Director                              Hartford, CT 01654

Gary T. Huffman                       1295 State Street
Director                              Springfield, MA 01111

Douglas J. Jangraw                    140 Garden Street
Director                              Hartford, CT 01654

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by C.M. Life at 140 Garden Street, Hartford, Connecticut 06154 and by MMLISI at 1414 Main Street, Springfield, MA 01144-1013.

ITEM 31.  MANAGEMENT SERVICES.

      None.

ITEM 32.  UNDERTAKINGS

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request of C.M. Life at the address or phone number listed in the Prospectus.

SECTION 403(b) REPRESENTATIONS

C.M. Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraph numbered (1) through (4) of the letter will be complied with.

STATEMENT PURSUANT TO RULE 6c-7: TEXAS OPTIONAL RETIREMENT PROGRAM

C.M. Life and the Separate Account rely of 17 C.F.R. (S) 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the group and individual flexible premium deferred annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Plus Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 8 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 8 to Registration Statement No. 33-45122 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

       PANORAMA PLUS SEPARATE ACCOUNT

    C.M. LIFE INSURANCE COMPANY
       (Depositor)

       By: /s/ Lawrence V. Burkett, Jr.*
           -----------------------------
           Lawrence V. Burkett, Jr., Director, President and
           Chief Executive Officer
           C.M. Life Insurance Company

/s/ Richard M. Howe       On April 10, 1998, as Attorney-in-Fact pursuant to
-------------------            powers of attorney.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to Registration Statement No. 33-45122 has been signed by the following persons in the capacities and on the duties indicated.


    Signature                           Title                                        Date
    ---------                           -----                                        ----
/s/ Lawrence V. Burkett, Jr.*           Director, President and Chief                April 3, 1998
-----------------------------           Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*                    Treasurer (Principal Financial               April 3, 1998
--------------------                    Officer)
Edward M. Kline

/s/ John M. Miller, Jr.*                Second Vice President and                    April 3, 1998
------------------------                Comptroller (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*            Director                                     April 3, 1998
-------------------
John B. Davies

/s/ Stuart H. Reese*           Director                                     April 3, 1998
--------------------
Stuart H. Reese

/s/ Richard M. Howe            On April 3, 1998, as Attorney-in-Fact pursuant to
-------------------            powers of attorney.
*Richard M. Howe

                    REPRESENTATION BY REGISTRANT'S COUNSEL

As attorney to the Registrant, I, Lynn S. Mercier, have reviewed this Post-Effective Amendment No. 8 to Registration Statement No. 33-45122, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Lynn S. Mercier
Lynn S. Mercier
Attorney
C.M. Life Insurance Company

                                 EXHIBIT INDEX

Exhibit
-------

(1) Resolution of the Board of Directors of C.M. Life Insurance Company authorizing the establishment of the Separate Account

(4)(a)    Form of Individual Contract and Certificate

(5)       Form of Application

(9)       Opinion of and Consent of Counsel

(10)(i)   Consent of Coopers & Lybrand, L.L.P., Independent Accountants
    (ii)  Consent of Arthur Andersen LLP, Independent Public Accountants
    (iii) Report of Arthur Andersen LLP, Independent Public Accountants

(13)      Schedule of Computation of Performance